Exhibit 10.12

601 GATEWAY BOULEVARD

OFFICE LEASE

This Office Lease (the “Lease”), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the “Summary”), below, is made by and between 601 & 651 GATEWAY CENTER LP, a Delaware limited partnership (“Landlord”), and AKERO THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE			DESCRIPTION
1.	Date:		February 14, 2020.

2.	Premises (Article 1).

	2.1	Building:	601 Gateway Boulevard, South San Francisco, California, containing 215,832 rentable square feet of space.

	2.2	Premises:	6,647 rentable square feet of space located on the third (3rd) floor of the Building and commonly known as Suite 350, as further set forth in Exhibit A to the Office Lease.

3.	Lease Term (Article 2).

	3.1	Lease Term:	Seven (7) years.

3.2	Lease Commencement Date:

The earlier to occur of (i) the date upon which Tenant first commences to conduct business in the Premises, and (ii) the date upon which the Premises are Ready for Occupancy, which Lease Commencement Date is anticipated to be June 1, 2020.

3.3	Lease Expiration Date:

If the Lease Commencement Date shall be the first day of a calendar month, then the day immediately preceding the seventh (7th) anniversary of the Lease Commencement Date; or if the Lease Commencement Date shall be other than the first day of a calendar month, then the last day of the month in which

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the seventh (7th) anniversary of the Lease Commencement Date occurs.

4.	Base Rent (Article 3):

Period During Lease Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate Per Rentable Square Foot
Lease Year 1*	$299,115.00	$24,926.25	$3.75
Lease Year 2	$308,088.48	$25,674.04	$3.86
Lease Year 3	$317,331.12	$26,444.26	$3.98
Lease Year 4	$326,851.08	$27,237.59	$4.10
Lease Year 5	$336,656.52	$28,054.71	$4.22
Lease Year 6	$346,756.32	$28,896.36	$4.35
Lease Year 7	$357,159.00	$29,763.25	$4.48

*Notwithstanding the foregoing Base Rent schedule or any contrary provision of this Lease, but subject to the terms of Section 3.2, below, Tenant shall not be obligated to pay Base Rent with respect to the Premises during the first (1st) full calendar month of the Lease Term.

5.	Base Year (Article 4):	Calendar year 2020.

6.	Tenant’s Share (Article 4):	3.0797%.

7.	Permitted Use (Article 5):	General office use.

8.	Letter of Credit (Article 21):	$107,953.86

9.	Address of Tenant (Article 28):	Akero Therapeutics, Inc. 170 Harbor Way, 3rd Floor South San Francisco, CA 94080 Attention: Controller (Prior to Lease Commencement Date) and

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Akero Therapeutics, Inc. The Premises Attention: Controller (After Lease Commencement Date)

10.	Address of Landlord (Article 28):	See Article 28 of the Lease.

11.	Broker(s) (Section 29.24):	Landlord: Cushman & Wakefield
Tenant: CBRE

12.	Tenant Improvement Allowance (Exhibit B):	None. Landlord shall construct the Tenant Improvements pursuant to the terms of the Tenant Work Letter, attached to this Lease as Exhibit B.

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ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

1.1          Premises, Building, Project and Common Areas.

1.1.1          The Premises.  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the “Premises”).  The outline of the Premises is set forth in Exhibit A attached hereto and each floor or floors of the Premises has the number of rentable square feet as set forth in Section 2.2 of the Summary.  The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.  The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the “Building,” as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the “Common Areas,” as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the “Project,” as that term is defined in Section 1.1.2, below.  Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B (the “Tenant Work Letter”), Tenant shall accept the Premises in its presently existing “as-is” condition and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises.  Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business, except as specifically set forth in this Lease and the Tenant Work Letter.  Notwithstanding anything in this Lease to the contrary, Landlord shall deliver possession of the Premises to Tenant in good, vacant, broom clean condition, with all Building Systems serving the Premises in good working order, and otherwise in substantially the same condition as of the date hereof, except with all the Tenant Improvements constructed in accordance with the Tenant Work Letter.  If it is determined that any portion of the Building Systems serving the Premises were not in good working order on the delivery date, then Landlord shall not be liable to Tenant for any damages, but as Tenant’s sole remedy, Landlord, at no cost to Tenant (and not as an Operating Expense), shall promptly commence such work or take such other action as may be necessary to place the same in good working order, and shall thereafter diligently pursue the same to completion.

1.1.2       The Building and The Project.  The Premises are a part of the building set forth in Section 2.1 of the Summary (the “Building”).  The Building is part of an office project known as “Gateway Center.”  The term “Project,” as used in this Lease, shall mean (i) the Building and the Common Areas, (ii) the land (which is improved with landscaping, subterranean parking facilities and other improvements) upon which the Building and the Common Areas are located, (iii) those certain other office buildings located in the vicinity of the Building and known as 611 and 651 Gateway Boulevard,  respectively, and the land upon which such office buildings are located, and (iv) at Landlord’s discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project.

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1.1.3          Common Areas.  Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas are collectively referred to herein as the “Common Areas”).  The Common Areas shall consist of the “Project Common Areas” and the “Building Common Areas.”  The term “Project Common Areas,” as used in this Lease, shall mean the portion of the Project designated as such by Landlord, which Project Common Areas may include, from time to time, in Landlord’s sole discretion, a conference center and other amenities.  The term “Building Common Areas,” as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord.  The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time.  Provided the same do not unreasonably interfere with Tenant’s use of or access to the Premises or materially increase the obligations or decrease the rights of Tenant under this Lease, Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas.

1.2          Rentable Square Feet of Premises and Building.  For purposes of this Lease, “rentable square feet” in the Premises and the Building, as the case may be, shall be calculated pursuant to Landlord’s then current method for measuring rentable square footage.  Landlord and Tenant hereby stipulate and agree that the rentable area of the Premises is as set forth in Section 2.2 of the Summary and the rentable square feet of the Building is as set forth in Section 2.1 of the Summary.

ARTICLE 2

LEASE TERM

The terms and provisions of this Lease shall be effective as of the date of this Lease.  The term of this Lease (the “Lease Term”) shall commence on the “Lease Commencement Date,” as that term is set forth in Section 3.2 of the Summary, and shall terminate on the “Lease Expiration Date,” as that term is set forth in Section 3.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided.  For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period during the Lease Term; provided that the first Lease Year shall include any partial month at the commencement of the Lease Term.  At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within ten (10) days of receipt thereof; provided, however, Tenant’s failure to execute and return such notice to Landlord within such time shall be conclusive upon Tenant that the information set forth in such notice is as specified therein.

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ARTICLE 3

BASE RENT

3.1          Base Rent.  Commencing on the Lease Commencement Date, Tenant shall pay, without prior notice or demand, base rent (“Base Rent”) as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever.  The Base Rent for the first full month of the Lease Term which occurs after the expiration of any free rent period shall be paid at the time of Tenant’s execution of this Lease.  If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent.  All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.  Until notice of some other designation is given to Tenant in accordance with the provisions of Article 28 of this Lease, Base Rent and all other charges shall be paid by remittance to or for the order of 601 & 651 Gateway Center LP by one of the following methods:

(i)          By ACH Transfer & Direct Deposit.

Bank of America
345 Montgomery Street, Concourse Level #1499
San Francisco, California 94101
ABA# 121-000-358
Account: Boston Properties L.P. Operating Account
Account Number: 14993-06215
Amount:  [fill in appropriate dollar amount]
Reference:  [fill in Tenant Name and Tenant Number]

or

(ii)         By Mail.

601 & 651 Gateway Center LP
P.O. Box 742841
Los Angeles, California 90074-2841

or

(iii)        By Overnight Delivery.

Bank of America Lock Box Services
Lockbox LAC-742841
2706 Media Center Drive
Los Angeles, California  90065.

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3.2          Abated Base Rent.  Provided that Tenant is not then in default of this Lease beyond and applicable notice and cure period expressly set forth in this Lease, then during the first (1st) full calendar month of the Lease Term (the “Rent Abatement Period”), Tenant shall not be obligated to pay any Base Rent otherwise attributable to the Premises during such Rent Abatement Period (the “Rent Abatement”).  Landlord and Tenant acknowledge that the aggregate amount of the Rent Abatement equals $24,926.25.  Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the rental and performing the terms and conditions otherwise required under this Lease.  If Tenant shall be in default under this Lease, and shall fail to cure such default within the notice and cure period, if any, permitted for cure pursuant to terms and conditions of the Lease, or if this Lease is terminated for any reason other than Landlord’s breach of this Lease, then the dollar amount of the unapplied portion of the Rent Abatement as of the date of such default or termination, as the case may be, shall be converted to a credit to be applied to the Base Rent applicable at the end of the Lease Term and Tenant shall immediately be obligated to begin paying Base Rent for the Premises in full.

ARTICLE 4

ADDITIONAL RENT

4.1          General Terms.  In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay (i) “Tenant’s Share” of the annual “Building Direct Expenses,” as those terms are defined in Sections 4.2.10 and 4.2.2 of this Lease, respectively, which are in excess of the amount of Building Direct Expenses applicable to the “Base Year,” as that term is defined in Section 4.2.1 of this Lease, and (ii) Tenant’s Share of “Capital Expenses,” as that term is defined in Section 4.2.9, below, pursuant to Section 4.6 of this Lease; provided, however, that in no event shall any decrease in Building Direct Expenses for any “Expense Year,” as that term is defined in Section 4.2.6 of this Lease, below Building Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease.  Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the “Additional Rent,” and the Base Rent and the Additional Rent are herein collectively referred to as “Rent.”  All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent.  Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.  Landlord may upon expiration of the Lease Term deliver to Tenant an estimate of any Base Rent, Additional Rent or other obligations outstanding, and Landlord may either deduct such amount from any funds otherwise payable to Tenant upon expiration or require Tenant to pay such funds immediately.  Landlord shall make necessary adjustments for differences between actual and estimated Additional Rent in accordance with Section 4.4, below.

4.2          Definitions of Key Terms Relating to Additional Rent.  As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

4.2.1       “Base Year” shall mean the period set forth in Section 5 of the Summary.

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4.2.2          “Building Direct Expenses” shall mean “Building Operating Expenses” and “Building Tax Expenses”, as those terms are defined in Sections 4.2.3 and 4.2.4, below, respectively.

4.2.3          “Building Operating Expenses” shall mean the portion of “Operating Expenses,” as that term is defined in Section 4.2.7 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

4.2.4          “Building Tax Expenses” shall mean that portion of “Tax Expenses”, as that term is defined in Section 4.2.8 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

4.2.5          “Direct Expenses” shall mean “Operating Expenses” and “Tax Expenses.”

4.2.6          “Expense Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant’s Share of Building Direct Expenses and Capital Expenses shall be equitably adjusted for any Expense Year involved in any such change.

4.2.7          “Operating Expenses” shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof.  Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following:  (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, replacing, renovating and managing the utility systems, mechanical systems, sanitary, storm drainage systems, communication systems and escalator and elevator systems, and the cost of supplies, tools, and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a government mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project as reasonably determined by Landlord (including, without limitation, commercial general liability insurance, physical damage insurance covering damage or other loss caused by fire, earthquake, flood and other water damage, explosion, vandalism and malicious mischief, theft or other casualty, rental interruption insurance and such insurance as may be required by any lessor under any present or future ground or underlying lease of the Building or Project or any holder of a mortgage, trust deed or other encumbrance now or hereafter in force against the Building or Project or any portion thereof); (iv) the cost of landscaping, decorative lighting, and relamping, the cost of maintaining fountains, sculptures, bridges and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area repair, restoration, and maintenance, including, without limitation, resurfacing, repainting, restriping and cleaning; (vi) fees, charges and other costs, including management fees (or amounts in lieu thereof), consulting fees (including, without limitation, any consulting fees incurred in connection with the

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procurement of insurance), legal fees and accounting fees, of all contractors, engineers, consultants and all other persons engaged by Landlord or otherwise incurred by or charged by Landlord in connection with the management, operation, administration, maintenance and repair of the Building and the Project; (vii) payments under any equipment rental agreements or management agreements (including the cost of any actual or charged management fee and the actual or charged rental of any management office space); (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project (other than a person generally considered to be higher in rank than the position of a person, regardless of title, who supervises property managers that manage the Project and other projects of Landlord and affiliates of Landlord); (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Project; (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost at an annual interest rate determined by Landlord over the reasonable useful life of the item in question) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute “Tax Expenses” as that term is defined in Section 4.2.8, below; (xiv) [Intentionally Omitted]; (xv) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Project or related to the use or operation of the Project; and (xvi) all costs of applying and reporting for the Project or any part thereof to seek or maintain certification under the U.S. EPA’s Energy Star® rating system, the U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system or a similar system or standard.  Notwithstanding anything to the contrary in this Lease, the following items shall be excluded from Operating Expenses:

(a)          any items included in or expressly excluded in subparts (i), (iii) or (a)-(d) of Section 4.2.8.3 from, Tax Expenses;

(b)          except as permitted pursuant to items (xii) and (xiii), above, principal or interest on indebtedness, debt amortization or ground rent paid by Landlord in connection with any mortgages, deeds of trust or other financing encumbrances, or ground leases of the Building or the Project;

I          capital improvements and repairs to the Building or the Project, and capital repairs, capital equipment, and capital tool, and rental payments and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except (i) equipment which is used in providing janitorial or similar services and which is not affixed to the Building, and (ii) equipment rented to remedy or ameliorate an emergency condition (provided this exclusion I shall not be deemed to limit or otherwise affect Capital Expenses allowed under this Lease);

(d)          legal, auditing, consulting and professional fees and other costs paid or incurred in connection with financings, refinancings or sales of any interest in Landlord or of

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Landlord’s interest in the Building or the Project or in connection with any ground lease (including, without limitation, recording costs, mortgage recording taxes, title insurance premiums and other similar costs, but excluding those legal, auditing, consulting and professional fees and other costs incurred in connection with the normal and routine maintenance and operation of the Building and/or the Project);

I          legal fees, space planner’s fees, architect’s fees, leasing and brokerage commissions, advertising and promotional expenditures and any other marketing expense incurred in connection with the leasing of space in the Building (including new leases, lease amendments, lease terminations and lease renewals);

(f)           the cost of any items to the extent to which such cost is reimbursed to Landlord by tenants of the Project (other than as a reimbursement of operating expenses), or other third parties, or is covered by a warranty to the extent of reimbursement for such coverage;

(g)          expenditures for any leasehold improvement which is made in connection with the preparation of any portion of the Building for occupancy by any tenant of the Building or the Project;

(h)          the cost of performing work or furnishing service to or for any tenant other than Tenant, at Landlord’s expense, to the extent such work or service is in excess of any work or service Landlord is obligated to provide to Tenant or generally to other tenants in the Building at Landlord’s expense;

(i)           the cost of repairs or replacements incurred by reason of fire or other casualty, or condemnation, to the extent Landlord actually receives proceeds of property and casualty insurance policies or condemnation awards or would have received such proceeds had Landlord maintained the insurance required to be maintained by Landlord under this Lease;

(j)           the cost of acquiring sculptures, paintings or other objects of fine art in the Building or the Project in excess of amounts typically spent for such items in Class A office buildings of comparable quality in the South San Francisco geographic area;

(k)          bad debt loss, rent loss, or reserves for bad debt or rent loss;

(l)           unfunded contributions to operating expense reserves by other tenants;

(m)         contributions to charitable or political organizations in excess of $50,000.00 in the aggregate in any single Expense Year;

(n)          expenses related solely and exclusively to the operation of the retail space in the Project;

(o)          damage and repairs necessitated by the gross negligence or willful misconduct of Landlord Parties;

(p)          fees, costs and expenses incurred by Landlord in connection with or relating to claims against or disputes with tenants of the Building or the Project;

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(q)          interest, fines or penalties for late payment or violations of Applicable Laws by Landlord, except to the extent incurring such expense is caused by a corresponding late payment or violation of an Applicable Law by Tenant, in which event Tenant shall be responsible for the full amount of such expense;

I           the cost of remediation and removal of, or other cost that would not have been incurred by Landlord but for the presence of, “Hazardous Substance,” as that term is defined in Section 5.2, below, in the Building or on the Project, provided, however, that the provisions of this sub-item I shall not preclude the inclusion of costs with respect to materials (whether existing at the Project as of the date of this Lease or subsequently introduced to the Project) which are not, as of the date of this Lease, deemed to be Hazardous Substance under applicable laws but which are subsequently deemed to be Hazardous Substance under applicable laws (it being understood and agreed that Tenant shall nonetheless be responsible under Section 5.2 of this Lease for all costs of remediation and removal of Hazardous Substance to the extent caused by Tenant Parties);

(s)           costs for the original construction and development of the Building and nonrecurring costs for the repair or replacement of any structural portion of the Building made necessary as a result of defects in the original design, workmanship or materials;

(t)           costs and expenses incurred for the administration of the entity which constitutes Landlord, as the same are distinguished from the costs of operation, management, maintenance and repair of the Building and/or the Project, including, without limitation, entity accounting and legal matters;

(u)          the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated on a reasonable basis;

(v)          except as may be otherwise expressly provided in this Lease with respect to specific items, including, without limitation, any management fee paid by Landlord, the cost of any services or materials provided by any party related to Landlord, to the extent such cost exceeds, the reasonable cost for such services or materials absent such relationship in Class A office buildings of comparable quality in the San Francisco financial district area;

(w)         depreciation for the Building, except as permitted pursuant to items (xii) and (xiii), above; and

(x)          reserves for future improvements, repairs, additions, etc.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant.  If the Project is not at least one hundred percent (100%) occupied during all or a portion of the Base Year or any Expense Year, Landlord may elect to make (and shall make with respect to the Base Year) an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses

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that would have been incurred had the Project been one hundred percent (100%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year.  Operating Expenses for the Base Year shall include market-wide cost increases (including utility rate increases) due to extraordinary circumstances, including, but not limited to, Force Majeure, boycotts, strikes, conservation surcharges, security concerns, embargoes or shortages (“Temporary Costs”), provided that for any Expense Year in which such Temporary Costs are not included, the Base Year Operating Expenses shall be adjusted to remove such Temporary Costs.  In no event shall the components of Direct Expenses for any Expense Year related to Tax Expenses, Project utility, services, or insurance costs, in the aggregate for each such category, be less than the components of Direct Expenses related to Tax Expenses, Project utility, services, or insurance costs in the Base Year.

4.2.8       Taxes.

4.2.8.1                      “Tax Expenses” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, business taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

4.2.8.2                      Tax Expenses shall include, without limitation:  (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises, the tenant improvements in the Premises, or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (v) All of the real estate taxes and assessments imposed

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upon or with respect to the Building and all of the real estate taxes and assessments imposed on the land and improvements comprising the Project.

4.2.8.3                      If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant’s Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease.  Notwithstanding anything to the contrary contained in this Section 4.2.8, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, transfer taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease.  If the property tax assessment for the Project (or any portion thereof) (or Tax Expenses) for the Base Year or any Expense Year does not reflect an assessment (or Tax Expenses) for a one hundred percent (100%) leased, completed and occupied project (such that existing or future leasing, tenant improvements and/or occupancy may result in an increased assessment and/or increased Tax Expenses), Tax Expenses shall be adjusted, on a basis consistent with sound real estate accounting principles, to reflect an assessment for (and Tax Expenses for) a one hundred percent (100%) leased, completed and occupied project.  In addition, notwithstanding anything in this Lease to the contrary, neither Tax Expenses nor Operating Expenses shall include and Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein (a) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term; (b) imposed on land and improvements other than the Project; (c) resulting from the improvement of any of the Project for the sole use of other occupants; or (d) results from Landlord’s failure to timely pay taxes.

4.2.8.4                      Notwithstanding anything to the contrary set forth in this Lease, the amount of Tax Expenses for the Base Year and any Expense Year shall be calculated without taking into account any decreases in real estate taxes obtained in connection with Proposition 8, and, therefore, the Tax Expenses in the Base Year and/or an Expense Year may be greater than those actually incurred by Landlord, but shall, nonetheless, be the Tax Expenses due under this Lease; provided that (i) any costs and expenses incurred by Landlord in securing any Proposition 8 reduction shall not be deducted from Tax Expenses nor included in Direct Expenses for purposes of this Lease, and (ii) tax refunds under Proposition 8 shall not be deducted from Tax Expenses nor refunded to Tenant, but rather shall be the sole property of Landlord.  Landlord and Tenant acknowledge that the preceding sentence is not intended to in any way affect (A) the inclusion in Tax Expenses of the statutory two percent (2.0%) annual increase in Tax Expenses (as such statutory increase may be modified by subsequent legislation), or (B) the inclusion or exclusion of Tax Expenses pursuant to the terms of Proposition 13.  Notwithstanding anything to the contrary set forth in this Lease, only Landlord may institute proceedings to reduce Tax Expenses and the filing of any such proceeding by Tenant without Landlord’s consent shall constitute an event of default by Tenant under this Lease.  Notwithstanding the foregoing, Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Tax Expenses.  Notwithstanding the foregoing, upon a reassessment of the Building and/or the Project pursuant to the terms of Proposition 13 (a “Reassessment”) occurring after the Base Year which results in a decrease in Tax Expenses, the component of Tax Expenses for the Base Year which is attributable

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to the assessed value of the Building and/or the Project under Proposition 13 prior to the Reassessment (without taking into account any Proposition 8 reductions) (the “Base Year Prop 13 Taxes”) shall be reduced, if at all, for the purposes of comparison to all subsequent Expense Years (commencing with the Expense Year in which the Reassessment takes place) to an amount equal to the real estate taxes based upon such Reassessment, and if thereafter, in connection with a subsequent Reassessment, the assessed value of the Building and/or the Project under Proposition 13 shall increase, the current Base Year Prop 13 Taxes shall be increased for purposes of comparison to all subsequent Expense Years (commencing with the Expense Year in which the Reassessment takes place) to an amount equal to the lesser of the original Base Year Prop 13 Taxes and an amount equal to the real estate taxes based upon such Reassessment.

4.2.9          “Capital Expenses” shall mean all cost of capital repair, improvements or expenditures incurred by Landlord in connection with the Project (A) which are principally intended to effect economies in the operation, cleaning or maintenance of the Project, or any portion thereof, (B) that are required to comply with present or anticipated conservation programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, or (D) that are required under any governmental law or regulation, except for capital expenditures to remedy a condition existing prior to the Lease Commencement Date which an applicable governmental authority, if it had knowledge of such condition prior to the Lease Commencement Date, would have then required to be remedied pursuant to then-current governmental laws or regulations in their form existing as of the Lease Commencement Date and pursuant to the then-current interpretation of such governmental laws or regulations by the applicable governmental authority as of the Lease Commencement Date.  In no event shall Capital Expenses include any costs incurred by Landlord prior to or during the Base Year.  The cost of Capital Expenses shall be amortized as set forth in Section 4.2.7(xii).   Notwithstanding anything in this Lease to the contrary, “Capital Expenses” shall not include any expenses specifically excluded from Operating Expenses.

4.2.10        “Tenant’s Share” shall mean the percentage set forth in Section 6 of the Summary.  Tenant’s Share was calculated by multiplying the number of rentable square feet of the Premises, as set forth in Section 2.2 of the Summary, by 100, and dividing the product by the total number of rentable square feet in the Building.

4.3          Allocation of Direct Expenses.

4.3.1          Method of Allocation.  The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e., the Direct Expenses) should be shared between the tenants of the Building and the tenants of the other buildings in the Project.  Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consists of Operating Expenses and Tax Expenses) and Capital Expenses are determined annually for the Project as a whole, and a portion of the Direct Expenses and Capital Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings in the Project) and such portion shall be the Building Direct Expenses and Capital Expenses for purposes of this Lease.  Such portion of Direct Expenses and Capital Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building (and not any Direct

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Expenses and Capital Expenses attributable solely to other buildings) and an equitable portion of the Direct Expenses attributable to the Project as a whole.

4.3.2          Cost Pools.  Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the “Cost Pools”), in Landlord’s reasonable discretion.  Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project.  The Direct Expenses and Capital Expenses allocable to each such Cost Pool shall be allocated to such Cost Pool and charged to the tenants within such Cost Pool in an equitable manner.

4.4          Calculation and Payment of Direct Expenses.  If for any Expense Year ending or commencing within the Lease Term, Tenant’s Share of Building Direct Expenses for such Expense Year exceeds Tenant’s Share of Building Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the “Excess”).

4.4.1       Statement of Actual Building Direct Expenses and Payment by Tenant.  Landlord shall give to Tenant within four (4) months following the end of each Expense Year, a statement (the “Statement”) which shall state the Building Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of the Excess.  Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, within thirty (30) days, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as “Estimated Excess,” as that term is defined in Section 4.4.2, below.  If the amounts paid by Tenant during an Expense Year as Estimated Excess exceed the Excess for such Expense Year, then such difference shall be reimbursed by Landlord to Tenant within thirty (30) days, provided that any such reimbursement, at Landlord’s option, may be credited against the Rent next coming due under this Lease unless the Lease Term has expired, in which event Landlord shall refund the appropriate amount to Tenant.  The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4.  Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Building Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord such amount.  The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term.

4.4.2          Statement of Estimated Building Direct Expenses.  In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall set forth Landlord’s reasonable estimate (the “Estimate”) of what the total amount of Building Direct Expenses for the then-current Expense Year shall be and the estimated excess (the “Estimated Excess”) as calculated by comparing the Building Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Building Direct Expenses for the Base Year.  The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary.  Thereafter, Tenant shall pay, with its next installment of Base Rent due at least thirty (30) days after delivery

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of such Statement, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.2).  Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator.  Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

4.5          Taxes and Other Charges for Which Tenant Is Directly Responsible.

4.5.1          Tenant shall be liable for and shall pay thirty (30) days before delinquency, taxes levied against Tenant’s equipment, furniture, fixtures and any other personal property located in or about the Premises.  If any such taxes on Tenant’s equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord’s property or if the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall within thirty (30) days after demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

4.5.2          If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord’s  “building standard” in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.

4.5.3          Notwithstanding any contrary provision herein, Landlord may charge Tenant directly, and Tenant shall pay prior to delinquency as Additional Rent (and not as a part of Direct Expenses) any (i) gross receipts or other rent tax or sales tax, service tax, transfer tax or value added tax, business tax or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility and taxes or assessments due to any type of ballot measure, including an initiative adopted by the voters or local agency, or a state proposition approved by the voters; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

4.5.4          Landlord may charge Tenant the estimated amount of taxes and other charges for which Tenant is directly responsible pursuant to this Section 4.5 on a monthly basis, provided that Landlord shall reconcile the amount actually paid by Tenant with the amount that Tenant should have paid, as part of Landlord’s Statement following the end of each Expense Year.

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4.6          Calculation and Payment of Capital Expenses.  Notwithstanding any provision to the contrary contained in this Lease, Tenant shall pay to Landlord, on a monthly basis. As Additional Rent and in addition to Tenant’s Share of Building Direct Expenses, an amount equal to Tenant’s Share of all Capital Expenses incurred by Landlord for any Expense Year following the Base Year; provided, however, any such Capital Expenses shall be amortized (including interest on the unamortized cost at an annual interest rate reasonably determined by Landlord) over its useful life as Landlord shall reasonably determine, and Tenant shall only be obligated to pay Tenant’s Share of such amortized amount; provided further, however, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Operating Expenses, including, without limitation, energy related costs, and that such projected savings will, on an annual basis (“Projected Annual Savings”), exceed the annual amortization therefor, then and in such event the amount of amortization for such capital expenditure shall be increased to an amount equal to the Projected Annual Savings; and in such circumstance, the increased amortization (in the amount of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the item in question, together with interest thereon at the interest rate as aforesaid in equal monthly payments, each in the amount of 1/12th of the Projected Annual Savings, with such payment to be applied first to interest and the balance to principal.  The amount of Capital Expenses incurred by Landlord, as well as Tenant’s Share of such Capital Expenses, shall be set forth on each Statement and each Estimate Statement delivered by Landlord to Tenant and Tenant shall pay Tenant’s Share of such Capital Expenses at the same time and in the same manner as Tenant shall pay Tenant’s Share of Building Direct Expenses.

ARTICLE 5

USE OF PREMISES

5.1          Permitted Use.  Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion.

5.2          Prohibited Uses.  Tenant further covenants and agrees that Tenant shall not use, or permit any of its employees, agents, or contractors to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project, including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect.  Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or materially obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper or unlawful  purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.  Tenant shall comply with, and Tenant’s rights and obligations under the Lease and Tenant’s use of the Premises shall be subject and subordinate to, all recorded easements, covenants, conditions, and restrictions now or hereafter affecting the Project, provided the same do not

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unreasonably interfere with Tenant’s use of the Premises as permitted under this Lease.  Except for small quantities customarily used in business offices in compliance with applicable laws and its recommended uses, Tenant shall not cause or permit any “Hazardous Substance,” as that term is defined below, to be used, stored, produced, generated or disposed of (into the sewage or waste disposal system or otherwise) on or in the Premises by Tenant or Tenant’s agents, employees, contractors, assignees or sublessees, without first obtaining Landlord’s written consent.  Tenant shall immediately notify, and shall direct Tenant’s agents, employees contractors, invitees, assignees and sublessees to immediately notify, Landlord of any incident in, on or about the Premises that would require the filing of a notice under any federal, state, local or quasi-governmental law (whether under common law, statute or otherwise), ordinance, decree, code, ruling, award, rule, regulation or guidance document now or hereafter enacted or promulgated, as amended from time to time, in any way relating to or regulating any Hazardous Substance.  As used herein, “Hazardous Substance” means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of California, or the United States government.  “Hazardous Substance” includes any and all material or substances which are defined as “hazardous waste,” “extremely hazardous waste” or a “hazardous substance” pursuant to state, federal or local governmental law.  “Hazardous Substance” also includes asbestos, polychlorobiphenyls (i.e., PCB’s) and petroleum.

ARTICLE 6

SERVICES AND UTILITIES

6.1          Standard Tenant Services.  Landlord shall provide the services specified below and on Exhibit F attached hereto, on all days (unless otherwise stated below or in Exhibit F) during the Lease Term.

6.1.1          Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating, ventilation and air conditioning (“HVAC”) when necessary for normal comfort for normal office use in the Premises from 7:00 A.M. to 6:00 P.M. Monday through Friday (collectively, the “Building Hours”), except for the date of observation of New Year’s Day, Independence Day, Labor Day, Memorial Day, Thanksgiving Day, Christmas Day and, at Landlord’s discretion, other locally or nationally recognized holidays (collectively, the “Holidays”).  Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

6.1.2          Landlord shall provide electricity to the Premises (including adequate electrical wiring and facilities for connection to Tenant’s lighting fixtures and incidental use equipment) for lighting and power suitable for the Permitted Use as reasonably determined by Landlord, provided that Tenant’s electrical usage shall be subject to applicable laws and regulations.  Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

6.1.3          Landlord shall provide city water from the regular Building outlets for drinking, office kitchen, lavatory and toilet purposes in the Building Common Areas.

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6.1.4          Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, shall have one elevator available at all other times, including on the Holidays, except in the event of emergency, and shall provide nonexclusive, non-attended automatic passenger escalator service during Building Hours only.

6.1.5          Landlord shall provide nonexclusive freight elevator service subject to reasonable scheduling by Landlord.

6.1.6          Landlord shall provide customary weekday janitorial services to the Premises, except the date of observation of the Holidays, in and about the Premises and customary occasional window washing services, each in a manner consistent with other Class “A” office buildings located in the vicinity of the Project.

6.1.7          Subject to Landlord’s rules, regulations, and restrictions and the terms of this Lease, Landlord shall permit Tenant to utilize its reasonable share of available existing Building risers, raceways, shafts and conduit to make connections to the Premises, subject to Landlord’s commercially reasonable standard fees for such use.

Notwithstanding anything in this Lease to the contrary, if Landlord or any affiliate of Landlord has elected to qualify as a real estate investment trust (“REIT”), any service required or permitted to be performed by Landlord pursuant to this Lease, the charge or cost of which may be treated as impermissible tenant service income under the laws governing a REIT, may be performed by a taxable REIT subsidiary that is affiliated with either Landlord or Landlord’s property manager, an independent contractor of Landlord or Landlord’s property manager (the “Service Provider”).  If Tenant is subject to a charge under this Lease for any such service, then, at Landlord’s direction, Tenant will pay such charge either to Landlord for further payment to the Service Provider or directly to the Service Provider, and, in either case, (i) Landlord will credit such payment against Additional Rent due from Tenant under this Lease for such service, and (ii) such payment to the Service Provider will not relieve Landlord from any obligation under the Lease concerning the provisions of such service.

6.2          Overstandard Tenant Use.  Tenant shall not, without Landlord’s prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than Building standard lights in the Premises, which may materially affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section 6.1 of this Lease.  If Tenant uses water, electricity, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon billing, the cost of such excess consumption, the reasonable, actual cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter (or sub-meter) any increased use and in such event Tenant shall pay the increased cost directly to Landlord, within thirty (30) days after demand, at the rates charged by the public utility company furnishing the same, including the cost of such additional metering (or sub-metering) devices.  In addition, in the event that there is located in the Premises a data center containing high density computing equipment, as defined in the U.S. EPA’s Energy Star® rating system (“Energy Star”), Landlord may require the installation in accordance

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with Energy Star of separate metering or check metering equipment, in which event (i) Tenant shall pay the costs of any such meter or check meter directly to Landlord, on demand, including the installation and connectivity thereof, (ii) Tenant shall directly pay to the utility provider all electric consumption on any meter, and (iii) Tenant shall pay to Landlord, as Additional Rent, all electric consumption on any check meter within thirty (30) days after being billed thereof by Landlord, in addition to other electric charges payable by Tenant under the Lease.  In the event that Tenant purchases any utility service directly from the provider, Tenant shall promptly provide to Landlord either permission to access Tenant’s usage information from the utility service provider or copies of the utility bills for Tenant’s usage of such services in a format reasonably acceptable to Landlord.  Tenant’s use of electricity shall never exceed the capacity of the feeders to the Project or the risers or wiring installation.  If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Landlord such prior notice, if any, as Landlord shall from time to time reasonably and uniformly establish as appropriate, of Tenant’s desired use in order to supply such utilities, and Landlord shall supply such utilities to Tenant at such hourly cost to Tenant (which shall be treated as Additional Rent) as Landlord shall from time to time reasonably and uniformly establish.  Landlord shall have the exclusive right, but not the obligation, upon Tenant’s request, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance.  If Tenant requests any such additional services, the cost of such additional services will include Landlord’s standard fee for its involvement with such additional services.  Tenant shall pay to Landlord such cost of such additional services within thirty (30) days after being billed for same.

6.3          Interruption of Use.  Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord’s reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease.  Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant’s business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

ARTICLE 7

REPAIRS

Landlord shall at all times during the Lease Term maintain in good condition and operating order the structural portions of the Building, including, without limitation, the foundation, floor slabs, ceilings, roof, columns, beams, shafts, stairs, stairwells, escalators, elevators, base building

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restrooms and all Common Areas (collectively, the “Building Structure”, and the Base Building mechanical, electrical, life safety, plumbing, sprinkler and HVAC systems installed or furnished by Landlord (collectively, the “Building Systems”).  Landlord shall also maintain and repair the solar window film on the inside of the exterior Building windows, provided that if damage to such solar window film is caused by Tenant, then Tenant shall pay the cost for any such repairs.  Except as specifically set forth in this Lease to the contrary, Tenant shall not be required to repair the Building Structure and/or the Building Systems except to the extent required because of Tenant’s use of the Premises for other than normal and customary business office operations (which repairs shall be performed by Landlord at Tenant’s cost and expense).  Tenant shall, at Tenant’s own expense, keep the Premises, including all improvements, fixtures and furnishings therein, and the floor coverings within the Premises, in good order, repair and condition at all times during the Lease Term.  In addition, subject to Section 10.3, Articles 11 and 13 of this Lease, Tenant shall, at Tenant’s own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, if Tenant fails to do so, Landlord shall have the exclusive right, at Landlord’s option, but not the obligation, to make such repairs and replacements, and Tenant shall pay to Landlord the cost thereof, including Landlord’s standard fee for its involvement with such repairs and replacements, promptly upon being billed for same.  Landlord may, but shall not be required to, enter the Premises, as provided in Article 27, below, at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree.  Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1          Landlord’s Consent to Alterations.  Tenant may not make or permit its employees, agents or contractors to make any improvements, alterations, additions, changes, or repairs (pursuant to Article 7 or otherwise) to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant in accordance with the terms and conditions of this Article 8, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building.  Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable.  The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

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8.2          Manner of Construction.  Landlord shall have the exclusive right, at Landlord’s option, but not the obligation, upon Tenant’s request that Landlord perform such work, to make the Alterations at Tenant’s sole cost and expense.  If Landlord elects to make the Alterations pursuant to the immediately preceding sentence, then Tenant shall retain Landlord to construct such Alterations and Landlord shall hold all applicable construction contracts.  Prior to the commencement of construction of any Alterations or repairs, Tenant shall submit to Landlord, for Landlord’s review and approval in its reasonable discretion, four (4) copies signed by Tenant of all plans, specifications and working drawings relating thereto.  Tenant, at its sole cost and expense, shall retain an architect/space planner selected by Tenant, and reasonably approved by Landlord, to prepare such plans, specifications and working drawings; provided that, Tenant shall also retain the engineering consultants reasonably approved by Landlord to prepare all plans and engineering working drawings, if any, relating to the structural, mechanical, electrical, plumbing, HVAC, life safety and sprinkler work of the Alterations.  Tenant shall be required to include in its contracts with the architect and the engineers a provision which requires ownership of all architectural and engineering drawings to be transferred to Tenant upon the substantial completion of the Alteration and Tenant hereby grants to Landlord a non-exclusive right to use such drawings, including, without limitation, a right to make copies thereof.  Tenant shall cause each architect/space planner and engineer retained by Tenant to follow Landlord’s reasonable standard construction administration procedures and to utilize the standard specifications and details for the Building (unless otherwise approved by Landlord), all as promulgated by Landlord from time to time.  Tenant and Tenant’s architect/space planner shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the “Base Building” plans, and Tenant and Tenant’s architect/space planner shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith.  In addition, at Landlord’s option, Landlord may submit Tenant’s plans, specifications and working drawings to a third-party architect and/or engineer, selected by Landlord, for their review, at Tenant’s sole cost and expense.  Landlord’s review of plans, specifications and working drawings as set forth in this Section 8.2, shall be for its sole purpose and shall not imply Landlord’s review of the same, or obligate Landlord to review the same, for quality, design, compliance with applicable building codes or other like matters.  Accordingly, notwithstanding that any plans, specifications or working drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the plans, specifications and working drawings for the Alterations, and Tenant’s waiver and indemnity set forth in Section 10.1 of this Lease, below, shall specifically apply to the plans, specifications and working drawings for the Alterations.  Following Landlord’s approval in its reasonable discretion of all plans, specifications and working drawings for the Alterations, a contractor to construct the Alterations shall be selected by Tenant and reasonably approved by Landlord.  Landlord shall provide to Tenant an itemized statement of costs, as set forth in the proposed contract with such contractor  Tenant shall approve and deliver to Landlord the itemized statement of costs provided to Tenant in accordance with this Section 8.2, and upon receipt of such itemized statement of costs by Landlord, Landlord shall be released by Tenant (i) to retain the contractor who submitted such itemized statement of costs, and (ii) to purchase the items set forth in such itemized statement of costs and to commence the construction relating to such items.  Landlord hereby assigns to Tenant all warranties and guaranties by the contractor selected in accordance with this Section 8.2 to

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construct the Alterations, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Alterations.  In the event Tenant requests any Alterations in the Premises which require or give rise to governmentally required changes to the “Base Building,” as that term is defined below, then Landlord shall, at Tenant’s expense, make such changes to the Base Building.  As used in this Lease, the “Base Building” shall mean the Building Structure and the Building Systems.  In performing the work of any Alterations for which Tenant is responsible, Tenant shall have the work performed in such manner so as not to unreasonably obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to unreasonably obstruct the business of Landlord or other tenants in the Project.  Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord’s reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas.  In addition to Tenant’s obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Project is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project construction manager a reproducible copy of the “as built” drawings of the Alterations in CAD format as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

8.3          Payment for Improvements.  Tenant shall pay to Landlord within thirty (30) days after being billed for the same, all costs related to the construction of the Alterations, including, without limitation, the following items and costs:  (i) all amounts actually paid by Landlord to any architect/space planner, engineer, consultant, contractor, subcontractor, mechanic, materialman or other person, whether retained by Landlord or Tenant, in connection with the Alterations, and all fees incurred by, and the actual cost of documents and materials supplied by, Landlord and Landlord’s consultants in connection with the preparation and review of all plans, specifications and working drawings for the Alterations; (ii) all plan check, permit and license fees relating to construction of the Alterations paid by Landlord; (iii) the cost of any changes in the Base Building when such changes are required by any plans, specifications or working drawings for the Alterations (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred by Landlord in connection therewith; (iv) the cost of any changes to the plans, specifications and working drawings for the Alterations or to the Alterations themselves required by all applicable zoning and building codes and other laws and paid by Landlord; (v) sales and use taxes and Title 24 fees imposed on, assessed against or paid by Landlord; (vi) Landlord’s standard fee in the amount of five percent (5%) of the hard cost of such Alterations for its involvement with such Alterations; and (vii) all other costs incurred by Landlord in connection with the construction of the Alterations.  Landlord, at its option, may render bills to Tenant in advance of, or during, construction of the Alterations so as to enable Landlord to pay all costs and expenses incurred by Landlord in connection with the Alterations (including, without limitation, costs of the contractor retained to construct the Alterations) without advancing Landlord’s own funds.  At Landlord’s election in its reasonable discretion, Tenant shall deliver to Landlord prior to commencement of construction of the Alterations cash in an amount equal to all estimated costs related to the construction of such Alterations, or such lesser amount as Landlord shall specify, to be held by Landlord and disbursed by Landlord for costs related to the construction of the Alterations, as  such costs are incurred.  In the event that, after Tenant’s approval of a cost proposal for the

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Alterations in accordance with Section 8.2, above, any revisions, changes or substitutions shall be made to the plans, specifications and working drawings or the Alterations, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord’s request.  Any surplus funds delivered by Tenant and held by Landlord in connection with the Alterations shall be refunded to Tenant when all costs related to the construction of the Alterations have been paid in full.

8.4          Construction Insurance.  In the event that any Alterations are made pursuant to this Article 8, prior to the commencement of such Alterations, Tenant shall provide Landlord with certificates of insurance evidencing compliance with the requirements of Section 10.14 of this Lease, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof.  In addition, Landlord may, in its reasonable discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

8.5          Landlord’s Property.  All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord (other than Tenant’s personal property and trade fixtures) at the expiration of the Lease Term, or the earlier termination thereof; provided, however, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant’s expense, to remove any Alterations or improvements and to repair any damage to the Premises and Building caused by such removal and return the affected portion of the Premises to their condition existing prior to the installation of such Alterations or improvements; provided; however, that notwithstanding the foregoing, upon request by Tenant at the time of Tenant’s request for Landlord’s consent to any Alteration or improvement, Landlord shall notify Tenant whether the applicable Alteration or improvement will be required to be removed pursuant to the terms of this Section 8.5.  If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises and return the affected portion of the Premises to their condition existing prior to the installation of such Alterations or improvements, prior to the expiration or earlier termination of this Lease, then Rent shall continue to accrue under this Lease in accordance with Article 16, below, after the end of the Lease Term after Landlord delivers written notice to Tenant of its failure to surrender the Premises in the required condition until such work shall be completed, and Landlord shall have the right, but not the obligation, to perform such work and to charge the cost thereof to Tenant.  Except to the extent due to the gross negligence or willful misconduct or violation of this Lease by Landlord or its agents, employees or contractors, Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien, including but not limited to, court costs and reasonable attorneys’ fees, in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

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ARTICLE 9

COVENANT AGAINST LIENS

Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys’ fees and costs) arising out of same or in connection therewith.  Tenant shall give Landlord notice at least five (5) business days prior to the commencement of any work on the Premises which may give rise to a lien on the Premises, Building or Project (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility.  Tenant shall remove any such lien or encumbrance by bond or otherwise within twenty (20) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof.  The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease.  Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord’s title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract.  Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord’s option shall attach only against Tenant’s interest in the Premises and shall in all respects be subordinate to Landlord’s title to the Project, Building and Premises.

ARTICLE 10

INDEMNITY AND INSURANCE

10.1        Tenant’s Indemnity.

10.1.1        Indemnity.  To the maximum extent permitted by law, Tenant waives any right to contribution against the “Landlord Parties,” as that term is defined in Section 10.13, below, and agrees to indemnify and save harmless the Landlord Parties from and against all claims of whatever nature arising from or claimed to have arisen from (i) any act, omission or negligence of the “Tenant Parties,” as that term is defined in Section 10.13, below; (ii) any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring in or about the Premises from the earlier of (A) the date on which any Tenant Party first enters the Premises for any reason or (B) the Lease Commencement Date, and thereafter throughout and until the end of the Lease Term and after the end of the Lease Term for as long as Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereof; (iii) any accident, injury or damage whatsoever occurring outside the Premises but within the Project, where such accident, injury or damage results, or is claimed to have resulted, from any act, omission or negligence on the part of any of the Tenant Parties; or (iv) any breach of this Lease by Tenant.  Tenant shall pay such indemnified amounts as they are incurred by the Landlord Parties.  This indemnification shall not be construed to deny or reduce any other rights or obligations of indemnity that a Landlord Party may have under this Lease or the common law.  Notwithstanding

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anything contained herein to the contrary, Tenant shall not be obligated to release or indemnify a Landlord Party for any claims to the extent that any Landlord Party’s damages in fact result from any Landlord Party’s gross negligence or willful misconduct or violation of this Lease.

10.1.2        Breach.  In the event that Tenant breaches any of its indemnity obligations hereunder or under any other contractual or common law indemnity: (i) Tenant shall pay to the Landlord Parties all liabilities, loss, cost, or expense (including reasonable attorney’s fees) incurred as a result of said breach; and (ii) the Landlord Parties may deduct and offset from any amounts due to Tenant under this Lease any amounts owed by Tenant pursuant to this section.

10.1.3        No limitation.  The indemnification obligations under this Section shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant or any subtenant or other occupant of the Premises under workers’ compensation acts, disability benefit acts, or other employee benefit acts. Tenant waives any immunity from or limitation on its indemnity or contribution liability to the Landlord Parties based upon such acts.

10.1.4        Subtenants and other occupants.  Tenant shall require its subtenants and other occupants of the Premises to provide similar indemnities to the Landlord Parties in a form reasonably acceptable to Landlord.

10.1.5        Survival.  The terms of this section shall survive any termination or expiration of this Lease.

10.1.6        Costs.  The foregoing indemnity and hold harmless agreement shall include indemnity for all costs, expenses and liabilities (including, without limitation, attorneys’ fees and disbursements) incurred by the Landlord Parties in connection with any such claim or any action or proceeding brought thereon, and the defense thereof.  In addition, in the event that any action or proceeding shall be brought against one or more Landlord Parties by reason of any such claim, Tenant, upon request from the Landlord Party, shall resist and defend such action or proceeding on behalf of the Landlord Party by counsel appointed by Tenant’s insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to the Landlord Party.  The Landlord Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Landlord Parties.

10.2        Tenant’s Risk.  Tenant agrees to use and occupy the Premises, and to use such other portions of the Building and the Project as Tenant is given the right to use by this Lease at Tenant’s own risk.  The Landlord Parties shall not be liable to the Tenant Parties for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to a Tenant Party’s business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises or the Building or the Project, any fire, robbery, theft, mysterious disappearance, or any other crime or casualty, any cyber attack affecting the Building systems or any computer systems in the Premises or the Building, the actions of any other tenants of the Building or of any other person or persons, or any leakage in any part or portion of the Premises or the Building or the Project, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Building or the Project, or from drains, pipes or plumbing fixtures in the Building or the Project.  Any goods, property or personal effects stored

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or placed in or about the Premises shall be at the sole risk of the Tenant Party, and neither the Landlord Parties nor their insurers shall in any manner be held responsible therefor.  The Landlord Parties shall not be responsible or liable to a Tenant Party, or to those claiming by, through or under a Tenant Party, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Building or otherwise.  Notwithstanding the foregoing, the Landlord Parties shall not be released from liability for any injury, loss, damages or liability to the extent arising from any gross negligence or willful misconduct of the Landlord Parties on or about the Premises or Landlord’s violation of this Lease; provided, however, in no event shall the Landlord Parties have any liability to a Tenant Party based on any loss with respect to or interruption in the operation of Tenant’s business.  The provisions of this section shall be applicable until the expiration or earlier termination of the Lease Term, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building.

10.3        Tenant’s Commercial General Liability Insurance. Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Lease Commencement Date throughout the Lease Term of this Lease, and thereafter for so long as Tenant is in occupancy of any part of the Premises, a policy of commercial general liability insurance, on an occurrence basis, issued on a form at least as broad as Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form CG 00 01 10 01 or another ISO Commercial General Liability “occurrence” form providing equivalent coverage. Such insurance shall include contractual liability coverage, specifically covering but not limited to the indemnification obligations undertaken by Tenant in this Lease. The minimum limits of liability of such insurance shall be $5,000,000.00 per occurrence, which may be satisfied through a combination of primary and excess/umbrella insurance. In addition, in the event Tenant hosts a function in the Premises, Tenant agrees to obtain, and cause any persons or parties providing services for such function to obtain, the appropriate insurance coverages as determined by Landlord (including liquor liability coverage, if applicable) and provide Landlord with evidence of the same.

10.4        Tenant’s Property Insurance.  Tenant shall maintain at all times during the Lease Term, and during such earlier time as Tenant may be performing work in or to the Premises or have property, fixtures, furniture, equipment, machinery, goods, supplies, wares or merchandise on the Premises, and continuing thereafter so long as Tenant is in occupancy of any part of the Premises, business interruption insurance and insurance against loss or damage covered by the so-called “all risk” or equivalent type insurance coverage with respect to (i) Tenant’s property, fixtures, furniture, equipment, machinery, goods, supplies, wares and merchandise, (ii) the “Tenant Improvements,” as that term is defined in the Tenant Work Letter, and any other additions, alterations and improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the “Original Improvements”), and all alterations, improvements and other modifications made by or on behalf of the Tenant in the Premises, and (iii) other property of Tenant located at the Premises (the foregoing items in (i), and (iii), collectively “Tenant’s Property”).  The business interruption insurance required by this section shall be in minimum amounts typically carried by prudent tenants engaged in similar operations, but in no event shall be in an amount less than the Base Rent then in effect during any Lease Year, plus any Additional Rent due and payable for the immediately preceding Lease Year.  The “all risk” insurance required by this section shall be in an amount at least equal to the full replacement cost of Tenant’s Property.

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In addition, during such time as Tenant is performing work in or to the Premises, Tenant, at Tenant’s expense, shall also maintain, or shall cause its contractor(s) to maintain, builder’s risk insurance for the full insurable value of such work.  Landlord and such additional persons or entities as Landlord may reasonably request shall be named as loss payees, as their interests may appear, on the policy or policies required by subpart (ii), above.  In the event of loss or damage covered by the “all risk” insurance required by this section, the responsibilities for repairing or restoring the loss or damage shall be determined in accordance with Article 11 of this Lease, below.  To the extent that Landlord is obligated to pay for the repair or restoration of the loss or damage covered by the policy, Landlord shall be paid the proceeds of the “all risk” insurance covering the loss or damage.  To the extent Tenant is obligated to pay for the repair or restoration of the loss or damage, covered by the policy, Tenant shall be paid the proceeds of the “all risk” insurance covering the loss or damage.  If both Landlord and Tenant are obligated to pay for the repair or restoration of the loss or damage covered by the policy, the insurance proceeds shall be paid to each of them in the pro rata proportion of their obligations to repair or restore the loss or damage.  If the loss or damage is not repaired or restored (for example, if the Lease is terminated pursuant to Section 11.2 of this Lease, below), the insurance proceeds shall be paid to Landlord and Tenant in the pro rata proportion of their relative contributions to the cost of the leasehold improvements covered by the policy.  The insurance required to be maintained by Tenant pursuant to this section may be carried under blanket insurance policies covering the Premises and other properties owned or leased by Tenant or Tenant’s Affiliates, so long as such policies comply with this Lease.  The coverage provided by such policies shall at all times meet the requirements of this Lease, without co-insurance.

10.5        Tenant’s Other Insurance.  Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Lease Commencement Date, and thereafter throughout the end of the Lease Term, and after the end of the Lease Term so long as Tenant is in occupancy of any part of the Premises (1) automobile liability insurance (covering any automobiles owned or operated by Tenant at the Project); (2) worker’s compensation insurance as required by Applicable Laws; and (3) employer’s liability insurance.  Such automobile liability insurance shall be in an amount not less than One Million Dollars ($1,000,000) for each accident. Such employer’s liability insurance shall be in an amount not less than One Million Dollars ($1,000,000) for each accident, One Million Dollars ($1,000,000) disease-policy limit, and One Million Dollars ($1,000,000) disease-each employee.

10.6        Requirements For Insurance.  All insurance required to be maintained by Tenant pursuant to this Lease shall be maintained with responsible companies that are admitted to do business, and are in good standing, in the jurisdiction in which the Premises are located and that have a rating of at least “A” and are within a financial size category of not less than “Class X” in the most current Best’s Key Rating Guide or such similar rating as may be reasonably selected by Landlord. All such insurance shall: (1) be acceptable in form and content to Landlord; and (2) contain a clause requiring the insurer to provide Landlord thirty (30) days’ prior written notice of cancellation or failure to renew.  All commercial general liability, excess/umbrella liability and automobile liability insurance policies shall be primary and noncontributory. No such policy shall contain any self-insured retention greater than $25,000.00 for property insurance and $25,000.00 for commercial general liability insurance. Any deductibles and such self-insured retentions shall be deemed to be “insurance” for purposes of the waiver in Section 10.13 of this Lease, below. Landlord reserves the right from time to time to require Tenant to obtain higher minimum amounts

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of insurance based on such limits as are customarily carried with respect to similar properties in the area in which the Premises are located. The minimum amounts of insurance required by this Lease shall not be reduced by the payment of claims or for any other reason. In the event Tenant shall fail to obtain or maintain any insurance meeting the requirements of this Article, or to deliver such policies or certificates as required by this Article, Landlord may, at its option, on five (5) days’ notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

10.7        Additional Insureds. The commercial general liability and auto insurance carried by Tenant pursuant to this Lease, and any additional liability insurance carried by Tenant pursuant to Section 10.3 of this Lease, above, shall include Landlord, Landlord’s managing agent, and such other persons as Landlord may reasonably request from time to time as additional insureds (collectively “Additional Insureds”) with respect to liability arising out of or related to this Lease or the operations of Tenant. Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Additional Insureds. For the avoidance of doubt, each primary policy and each excess/umbrella policy through which Tenant satisfies its obligations under this Section must provide coverage to the Additional Insureds that is primary and non-contributory.

10.8        Certificates Of Insurance. On or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Lease Commencement Date, Tenant shall furnish Landlord with certificates evidencing the insurance coverage required by this Lease, and renewal certificates shall be furnished to Landlord at least annually thereafter, and at least ten (10) days prior to the expiration date of each policy for which a certificate was furnished. (Acceptable forms of such certificates for liability and property insurance, respectively, are attached hereto as Exhibit G, however other forms of certificates may satisfy the requirements of this Section.) Failure by the Tenant to provide the certificates or letters required by this Section shall not be deemed to be a waiver of the requirements in this Section.

10.9        Subtenants And Other Occupants.  Tenant shall require its subtenants and other occupants of the Premises to provide written documentation evidencing the obligation of such subtenant or other occupant to indemnify the Landlord Parties to the same extent that Tenant is required to indemnify the Landlord Parties pursuant to Section 10.1 of this Lease, above, and to maintain insurance that meets the requirements of this Article, and otherwise to comply with the requirements of this Article, provided that the terms of this Section 10.9 shall not relieve Tenant of any of its obligations to comply with the requirements of this Article. Tenant shall require all such subtenants and occupants to supply certificates of insurance evidencing that the insurance requirements of this Article have been met and shall forward such certificates to Landlord on or before the earlier of (i) the date on which the subtenant first enters the Premises or (ii) the commencement of the sublease. Tenant shall be responsible for identifying and remedying any deficiencies in such certificates or policy provisions.

10.10      No Violation Of Building Policies. Tenant shall not commit or permit its agents, employees or contractors to commit any violation of the policies of fire, boiler, sprinkler, water damage or other insurance covering the Project and/or the fixtures, equipment and property therein carried by Landlord, or do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which in case of any of the foregoing (i) would result in termination of any such

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policies, (ii) would adversely affect Landlord’s right of recovery under any of such policies, or (iii) would result in reputable and independent insurance companies refusing to insure the Project or the property of Landlord in amounts reasonably satisfactory to Landlord.

10.11      Tenant To Pay Premium Increases. If, because of anything done by Tenant or its agents, employees or contractors (or its subtenant or other occupants of the Premises), the rates for liability, fire, boiler, sprinkler, water damage or other insurance on the Project or on the property and equipment of Landlord shall be higher than they otherwise would be, Tenant shall reimburse Landlord for the additional insurance premiums thereafter paid by Landlord which shall have been charged because of the aforesaid reasons, such reimbursement to be made from time to time on Landlord’s demand.

10.12      Landlord’s Insurance.

10.12.1      Required insurance. Landlord shall maintain insurance against loss or damage with respect to the Building on an “all risk” or equivalent type insurance form, with customary exceptions, subject to such deductibles and self-insured retentions as Landlord may determine, in an amount equal to at least the replacement value of the Building. The cost of such insurance shall be treated as a part of Operating Expenses. Such insurance shall be maintained with an insurance company selected by Landlord. Payment for losses thereunder shall be made solely to Landlord.

10.12.2      Optional insurance. Landlord may maintain such additional insurance with respect to the Building and the Project, including, without limitation, earthquake insurance, terrorism insurance, flood insurance, liability insurance and/or rent insurance, as Landlord may in its reasonable discretion elect. Landlord may also maintain such other insurance as may from time to time be required by a “Mortgagee,” as that term is defined in Section 18.2 of this Lease, below. The cost of all such additional insurance shall also be part of the Operating Expenses, subject to the terms and condition of Section 4.2.7.

10.12.3      Blanket and self-insurance. Any or all of Landlord’s insurance may be provided by blanket coverage maintained by Landlord or any affiliate of Landlord under its insurance program for its portfolio of properties, or by Landlord or any affiliate of Landlord under a program of self-insurance, and in such event Operating Expenses shall include the portion of the reasonable cost of blanket insurance or self-insurance that is equitably allocated to the Building.

10.12.4      No obligation. Landlord shall not be obligated to insure, and shall not assume any liability of risk of loss for, Tenant’s Property, including any such property or work of tenant’s subtenants or occupants. Landlord will also have no obligation to carry insurance against, nor be responsible for, any loss suffered by Tenant, subtenants or other occupants due to interruption of Tenant’s or any subtenant’s or occupant’s business.

10.13      Waiver Of Subrogation.  To the fullest extent permitted by law, and notwithstanding any term or provision of this Lease to the contrary, the parties hereto waive and release any and all rights of recovery against the other, and agree not to seek to recover from the other or to make any claim against the other, and in the case of Landlord, against all Tenant Parties, and in the case of Tenant, against all Landlord Parties (including, but not limited to, each

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Additional Insured), for any loss or damage incurred by the waiving/releasing party to the extent such loss or damage is caused by or results from a risk which is actually insured under any insurance policy required by this Lease or which would have been so insured had the party carried the insurance it was required to carry hereunder without regard to the negligence of the entity so released. Tenant shall obtain from its subtenants and other occupants of the Premises a similar waiver and release of claims against any or all of Tenant or Landlord. In addition, the parties hereto (and in the case of Tenant, its subtenants and other occupants of the Premises) shall procure an appropriate clause in, or endorsement on, any insurance policy required by this Lease pursuant to which the insurance company waives subrogation so long as no material additional premium is charged for such waiver. The insurance policies required by this Lease shall contain no provision that would invalidate or restrict the parties’ waiver and release of the rights of recovery in this section. The parties hereto covenant that no insurer shall hold any right of subrogation against the parties hereto by virtue of such insurance policy.

The term “Landlord Party” or “Landlord Parties” shall mean Landlord, any affiliate of Landlord, Landlord’s managing agents for the Building, each Mortgagee, each ground lessor, and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents or representatives. For the purposes of this Lease, the term “Tenant Party” or “Tenant Parties” shall mean Tenant, any affiliate of Tenant, any permitted subtenant or any other permitted occupant of the Premises, and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors and agents.

10.14      Tenant’s Work.  During such times as Tenant is performing work or having work or services performed in or to the Premises, Tenant shall require its contractors, and their subcontractors of all tiers, to obtain and maintain commercial general liability, automobile, workers compensation, employer’s liability, builder’s risk, and equipment/property insurance in such amounts and on such terms as are customarily required of such contractors and subcontractors on similar projects.  The amounts and terms of all such insurance are subject to Landlord’s written approval, which approval shall not be unreasonably withheld.  The commercial general liability and auto insurance carried by Tenant’s contractors and their subcontractors of all tiers pursuant to this section shall name the Additional Insured as additional insureds with respect to liability arising out of or related to their work or services.  Such insurance shall provide primary coverage .  Such insurance shall also waive any right of subrogation against each Additional Insured.  Tenant shall obtain and submit to Landlord, prior to the earlier of (i) the entry onto the Premises by such contractors or subcontractors or (ii) commencement of the work or services, certificates of insurance evidencing compliance with the requirements of this section.

ARTICLE 11

DAMAGE AND DESTRUCTION

11.1          Repair of Damage to Premises by Landlord.  Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty.  If the Premises or any Common Areas necessary to Tenant’s use of or access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all

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other terms of this Article 11, restore the Base Building and such Common Areas.  Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired.  Upon the occurrence of any damage to the Premises, upon notice (the “Landlord Repair Notice”) to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under item (ii) of Section 10.4 of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s commencement of repair of the damage.  In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition.  Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord’s review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work.  Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided, however, if such fire or other casualty shall have damaged the Premises or a portion thereof or Common Areas necessary to Tenant’s occupancy, then Landlord shall allow Tenant a proportionate abatement of Rent during the time and to the extent and in the proportion that the Premises or such portion thereof are unfit for occupancy for the purposes permitted under this Lease, and are not occupied by Tenant as a result thereof, provided, however, if the damage or destruction is due to the gross negligence or willful misconduct of Tenant or any of its agents, employees or contractors, then Tenant shall be responsible for any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand) and there shall be no rent abatement.  In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant’s right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

11.2        Landlord’s Option to Repair.  Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present:  (i) in Landlord’s reasonable judgment, repairs cannot reasonably be completed within one hundred eighty (180) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the

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Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) at least $500,000.00 of the cost to repair the damage is not covered by Landlord’s insurance policies or that portion of the proceeds from Landlord’s insurance policies allocable to the Building or the Project, as the case may be; or (iv) the damage occurs during the last twelve (12) months of the Lease Term; or (vi) any owner of any other portion of the Project, other than Landlord, does not intend to repair the damage to such portion of the Project; provided, however, that if such fire or other casualty shall have damaged the Premises or a portion thereof or Common Areas necessary to Tenant’s occupancy and as a result of such damage the Premises are unfit for occupancy, and provided that Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and either (a) the repairs cannot, in the reasonable opinion of Landlord’s contractor, be completed within two hundred ten (210) days after the date of discovery of the damage, or (b) the damage occurs during the last twelve (12) months of the Lease Term and will reasonably require in excess of sixty (60) days after the date of the damage to repair, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant.  Notwithstanding the foregoing, Landlord may not terminate this Lease if Landlord actually intends to restore the casualty damage in the following one hundred eighty (180) days.

11.3        Waiver of Statutory Provisions.  The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

ARTICLE 12

NONWAIVER

No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby.  The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained.  The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent.  No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord’s right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due.  No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the

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Lease Term or of Tenant’s right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. No payment of Rent by Tenant after a breach by Landlord shall be deemed a waiver of any breach by Landlord.

ARTICLE 13

CONDEMNATION

If the whole or any material part of the Premises or Building required for access to the Premises shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any material part of the Premises or Building required for access to the Premises, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority.  If all or any portion of the Premises is taken, or if all reasonable access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority.  Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses and relocation costs, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant.   All Rent shall be apportioned as of the date of such termination.  If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated.  Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.  Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises.  Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1        Transfers.  Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer,

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this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to individually as a “Transfer,” and, collectively, as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”).  If Tenant desires Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the “Transfer Premium”, as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space.  Any Transfer made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a default by Tenant under this Lease after the expiration of any applicable notice and cure period expressly set forth in this Lease.  Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord’s review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys’, accountants’, architects’, engineers’ and consultants’ fees) incurred by Landlord, not to exceed Three Thousand Five Hundred and 00/100 Dollars ($3,500.00) for a Transfer in the ordinary course of business, within thirty (30) days after written request by Landlord.

14.2        Landlord’s Consent.  Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice.  Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

14.2.1        The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project, or would be a significantly less prestigious occupant of the Building than Tenant;

14.2.2        The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.3        The Transferee is either a governmental agency or instrumentality thereof;

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14.2.4        The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

14.2.5        The proposed Transfer would constitute a breach by Landlord of its obligations under another lease for space in the Project, or would give a tenant of the Project a right to then cancel its lease;

14.2.6        Landlord has suitable space available and either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, or (ii) is negotiating or has negotiated a letter of intent or other lease proposal with Landlord to lease space in the Project, or (iii) has toured space in the Project with Landlord in the preceding six (6) months;

14.2.7        In Landlord’s reasonable judgment, the use of the Premises by the proposed Transferee would materially increase the use of the space to more than a reasonable density of occupants per square foot of the Premises (which shall be based on other tenants of the Project or of Comparable Buildings), or would require a material increase of services by Landlord unless Tenant agrees to pay for the increased cost of providing such services;

14.2.8        The proposed Transfer would result in the existence of, in the aggregate, more than three (3) subtenants occupying the Premises at any given time during the Lease Term; or

14.2.9        Any part of the rent payable under the proposed Transfer shall be based in whole or in part on the income or profits derived from the Subject Space or if any proposed Transfer shall potentially have any adverse effect on the real estate investment trust qualification requirements applicable to Landlord and its affiliates.

If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord’s consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be materially more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord’s right of recapture, if any, under Section 14.4 of this Lease).  Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a suit for contract damages (other than damages for injury to, or interference with, Tenant’s business including, without limitation, loss of profits, however occurring) or a declaratory judgment and an injunction for the relief sought, and Tenant hereby waives the

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provisions of Section 1995.310 of the California Civil Code, or any successor statute, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.  Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant’s proposed subtenant or assignee) who claim they were damaged by Landlord’s wrongful withholding or conditioning of Landlord’s consent.

14.3        Transfer Premium.  If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any “Transfer Premium,” as that term is defined in this Section 14.3, received by Tenant from such Transferee.  “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after first deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises, or allowances in lieu thereof, in connection with the Transfer, (ii) any free base rent reasonably provided to the Transferee in connection with the Transfer (provided that such free rent shall be deducted only to the extent the same is included in the calculation of total consideration payable by such Transferee), and (iii) any brokerage commissions in connection with the Transfer and (iv) legal fees reasonably incurred in connection with the Transfer (collectively, “Tenant’s Subleasing Costs”).  “Transfer Premium” shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.  Landlord shall make a determination of the amount of Landlord’s applicable share of the Transfer Premium on a monthly basis as rent or other consideration is paid by Transferee to Tenant under the Transfer.  For purposes of calculating the Transfer Premium on a monthly basis, Tenant’s Subleasing Costs shall be deemed to be expended by Tenant in equal monthly amounts over the entire term of the Transfer.

14.4        Landlord’s Option as to Subject Space.  Notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to (i) recapture the Subject Space, or (ii) take an assignment or sublease of the Subject Space from Tenant; provided, however, that Landlord hereby acknowledges and agrees that Landlord shall not have the right to recapture or take an assignment or sublease of the Subject Space from Tenant hereunder with respect to, a sublease of less than the entire Premises for less than the remainder of the Lease Term (for purposes hereof, a sublease shall be deemed to be for the remainder of the Lease Term if, assuming all sublease renewal or extension rights are exercised, such sublease shall expire during the final twelve (12) months of the Lease Term).  Such recapture or sublease or assignment notice, shall cancel and terminate this Lease, or create a sublease or assignment, as the case may be, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer.  In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, then (i) the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises; (ii) this Lease as so amended shall continue thereafter in full force

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and effect, and upon request of either party, the parties shall execute written confirmation of the same; and (iii) Landlord shall construct or cause to be constructed a demising wall separating that portion of the Premises recaptured by Landlord from that portion of the Premises retained by Tenant; provided that, Tenant hereby agrees that, notwithstanding Tenant’s occupancy of its retained portion of the Premises during the construction of such demising wall by Landlord, Landlord shall be permitted to construct such demising wall during normal business hours, without any obligation to pay overtime or other premiums, and the construction of such demising wall by Landlord shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent, and Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from the construction of such demising wall, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of its retained portion of the Premises or of Tenant’s personal property or improvements resulting from the construction of such demising wall, or for any inconvenience or annoyance occasioned by the construction of such demising wall; and provided further that, Tenant shall be responsible for, and shall pay to Landlord promptly upon being billed therefor, fifty percent (50%) of all costs related to the construction of such demising wall, including Landlord’s standard fee for its involvement with such demising wall.  If Landlord declines, or fails to elect in a timely manner, to recapture, sublease or take an assignment of the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this Article 14.

14.5        Effect of Transfer.  If Landlord consents to a Transfer, then (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified; (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee; (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form and content reasonably acceptable to Landlord, including, without limitation, at Landlord’s option, a “Transfer Agreement,” as that term is defined in this Section 14.5, below; (iv) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer; and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space, and, in the event of a Transfer of Tenant’s entire interest in this Lease, the liability of Tenant and such Transferee shall be joint and several.  Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof.  If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord’s costs of such audit.  Notwithstanding anything to the contrary contained in this Article 14, Landlord, at its option in its sole and absolute discretion, may require, as a condition to the validity of any Transfer, that both Tenant and such Transferee enter into a commercially reasonable separate written agreement directly with Landlord (a “Transfer Agreement”), which Transfer Agreement, among other things, shall create privity of contract between Landlord and such Transferee with respect to the provisions of this Article 14, and shall contain such terms and provisions as Landlord may reasonably require, including, without limitation, the following:  (A)

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except to the extent expressly provided to the contrary in a sublease, such Transferee’s agreement to be bound by all the obligations of Tenant under this Lease (including, but not limited to, Tenant’s obligation to pay Rent), provided that, in the event of a Transfer of less than the entire Premises, the obligations to which such Transferee shall agree to be so bound shall be prorated on the basis of the number of rentable square feet of the Subject Space in proportion to the number of rentable square feet in the Premises; (B) such Transferee’s acknowledgment of, and agreement that such Transfer shall be subordinate and subject to, Landlord’s rights under Section 19.3 of this Lease; and (C) Tenant’s and such Transferee’s recognition of and agreement to be bound by all the terms and provisions of this Article 14, including, but not limited to, any such terms and provisions which Landlord, at its option, requires to be expressly set forth in such Transfer Agreement.  Upon the occurrence of any default by Transferee under such Transfer, Landlord shall have the right, at its option, but not the obligation, on behalf of Tenant, to pursue any or all of the remedies available to Tenant under such Transfer or at law or in equity (all of which remedies shall be distinct, separate and cumulative).

14.6        Occurrence of Default.  Any Transfer hereunder, whether or not such Transferee shall have executed a Transfer Agreement, shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, then Landlord shall have all of the rights set forth in Section 19.3 of this Lease with respect to such Transfer.  In addition, if Tenant shall be in default under this Lease beyond any applicable notice and cure period expressly set forth in this Lease, then Landlord is hereby irrevocably authorized, as Tenant’s agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with a Transfer directly to Landlord (which payments Landlord shall apply towards Tenant’s obligations under this Lease) until such default is cured.  Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, beyond any applicable notice and cure period expressly set forth in this Lease, without any need for confirmation thereof by Tenant.  Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease.  No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing.  In no event shall Landlord’s enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord’s right to enforce any term of this Lease against Tenant or any other person.  If Tenant’s obligations hereunder have been guaranteed, Landlord’s consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

14.7        Additional Transfers.  For purposes of this Lease, the term “Transfer” shall also include (i) if Tenant is a partnership or a limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, officers or members, as applicable, or transfer of fifty percent (50%) or more of partnership, ownership or membership interests (as applicable), within a twelve (12)-month period, or the dissolution of the partnership or limited liability company without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12) month period, or (C) the sale of an aggregate of fifty percent

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(50%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period other than pursuant to a collaboration or joint venture agreement or (D) the sale of substantially all of the assets of Tenant.  Tenant shall provide prompt written notice to Landlord of any mortgage, hypothecation or pledge of an aggregate of fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12) month period.

14.8        Deemed Consent Transfers.  Notwithstanding anything to the contrary contained in this Lease, (A) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant as of the date of this Lease), (B) a sale of corporate shares of capital stock in Tenant in connection with an initial public offering of Tenant’s stock on a nationally-recognized stock exchange, (C) an assignment of this Lease to an entity which acquires all or substantially all of the stock or assets of Tenant, (D) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, or I a deemed assignment under Section 14.7(ii)(B) or (C), shall not be deemed a Transfer requiring Landlord’s consent under this Article 14 or be subject to Sections 14.3 or 14.4 of this Lease (any such assignee or sublessee described in items (A) through (D) or Tenant under item I of this Section 14.8 hereinafter referred to as a “Permitted Non-Transferee”), provided that (i) Tenant notifies Landlord at least thirty (30) days prior to the effective date of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth above, (ii) Tenant is not in default, beyond any applicable notice and cure period, and such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, and (iii) such Permitted Non-Transferee shall be of a character and reputation consistent with the quality of the Building, (iv) such Permitted Non-Transferee shall have a tangible net worth (not including goodwill as an asset) computed in accordance with generally accepted accounting principles (“Net Worth”) at least equal to the greater of (1) the Net Worth of Original Tenant on the date of this Lease, and (2) the Net Worth of Tenant on the day immediately preceding the effective date of such assignment or sublease, and (v) no assignment relating to this Lease, whether with or without Landlord’s consent, shall relieve Tenant from any liability under this Lease, and, in the event of an assignment of Tenant’s entire interest in this Lease, the liability of Tenant and such transferee shall be joint and several.  Landlord shall not have the right to recapture under Section 14.4 of this Lease with respect to a Transferee that would qualify as a Permitted Non-Transferee but for the failure to meet the requirements of clause (iv)(1) in the immediately preceding sentence.  An assignee of Tenant’s entire interest in this Lease who qualifies as a Permitted Non-Transferee may also be referred to herein as a “Non-Transferee Assignee.”    “Control,” as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND

REMOVAL OF TRADE FIXTURES

15.1        Surrender of Premises.  No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by

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Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord.  The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated.  The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such subleases or subtenancies.

15.2        Removal of Tenant Property by Tenant.  Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted.  Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to (i) one hundred fifty percent (150%) of the Rent applicable during the last rental period of the Lease Term under this Lease during the first month of such holdover and (ii) two hundred percent (200%) of the Rent applicable during the last rental period of the Lease Term under this Lease thereafter.  Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein.  Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease.  The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.  If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

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ARTICLE 17

ESTOPPEL CERTIFICATES

Within ten (10) days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be reasonably required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord’s mortgagee or prospective mortgagee.  Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project.  Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes.  At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year.  Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.  Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any financial statements disclosed by Tenant pursuant to this Article 17.  Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

ARTICLE 18

MORTGAGE OR GROUND LEASE

18.1        Subordination.  This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto.  Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant within applicable notice and cure periods expressly set forth in this Lease.  Landlord’s interest herein may be assigned as security at any time to any lienholder.  Tenant shall, within ten (10) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases.

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Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

18.2        Notice to Lienholder or Ground Lessor.  Notwithstanding anything to the contrary contained in Article 28, below, or elsewhere in this Lease, upon receipt by Tenant of notice from any holder of a mortgage, trust deed or other encumbrance in force against the Building or the Project or any part thereof which includes the Premises or any lessor under a ground lease or underlying lease of the Building or the Project, or from Landlord, which notice sets forth the address of such lienholder or ground lessor, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such lienholder or ground lessor at the appropriate address therefor (as specified in the above-described notice or at such other places as may be designated from time to time in a notice to Tenant in accordance with Article 28, below), and the curing of any of Landlord’s defaults by such lienholder or ground lessor within a reasonable period of time after such notice from Tenant (including a reasonable period of time to obtain possession of the Building or the Project, as the case may be, if such lienholder or ground lessor elects to do so) shall be treated as performance by Landlord.  For the purposes of this Article 18, the term “mortgage” shall include a mortgage on a leasehold interest of Landlord (but not a mortgage on Tenant’s leasehold interest hereunder).

18.3        Assignment of Rents.  With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the Rent payable to Landlord hereunder, conditional in nature or otherwise, which assignment is made to any holder of a mortgage, trust deed or other encumbrance in force against the Building or the Project or any part thereof which includes the Premises or to any lessor under a ground lease or underlying lease of the Building or the Project, Tenant agrees as follows:

18.3.1        The execution of any such assignment by Landlord, and the acceptance thereof by such lienholder or ground lessor, shall never be treated as an assumption by such lienholder or ground lessor of any of the obligations of Landlord under this Lease, unless such lienholder or ground lessor shall, by notice to Tenant, specifically otherwise elect.

18.3.2        Notwithstanding delivery to Tenant of the notice required by Section 18.3.1, above, such lienholder or ground lessor, respectively, shall be treated as having assumed Landlord’s obligations under this Lease only upon such lienholder’s foreclosure of any such mortgage, trust deed or other encumbrance, or acceptance of a deed in lieu thereof, and taking of possession of the Building or the Project or applicable portion thereof, or such ground lessor’s termination of any such ground lease or underlying leases and assumption of Landlord’s position hereunder, as the case may be.  In no event shall such lienholder, ground lessor or any other successor to Landlord’s interest in this Lease, as the case may be, be liable for any security deposit paid by Tenant to Landlord, unless and until such lienholder, ground lessor or other such successor, respectively, actually has been credited with or has received for its own account as landlord the amount of such security deposit or any portion thereof (in which event the liability of such lienholder, ground lessor or other such successor, as the case may be, shall be limited to the amount actually credited or received).

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18.3.3        In no event shall the acquisition of title to the Building and the land upon which the Building is located or the Project or any part thereof which includes the Premises by a purchaser which, simultaneously therewith, leases back to the seller thereof the entire Building or the land upon which the Building is located or the Project or the entirety of that part thereof acquired by such purchaser, as the case may be, be treated as an assumption, by operation of law or otherwise, of Landlord’s obligations under this Lease, but Tenant shall look solely to such seller-lessee, or to the successors to or assigns of such seller-lessee’s estate, for performance of Landlord’s obligations under this Lease.  In any such event, this Lease shall be subject and subordinate to the lease to such seller-lessee, and Tenant covenants and agrees in the event the lease to such seller-lessee is terminated to attorn, without any deductions or set-offs whatsoever, to such purchaser-lessor, if so requested to do so by such purchaser-lessor, and to recognize such purchaser-lessor as the lessor under this Lease, provided such purchaser-lessor shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant within applicable notice and cure periods expressly set forth in this Lease.  For all purposes, such seller-lessee, or the successors to or assigns of such seller-lessee’s estate, shall be the lessor under this Lease unless and until such seller-lessee’s position shall have been assumed by such purchaser-lessor.

ARTICLE 19

DEFAULTS; REMEDIES

19.1        Events of Default.  The occurrence of any of the following shall constitute a default of this Lease by Tenant:

19.1.1        Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due, which failure is not cured within five (5) days after written notice from Landlord that said amount was not paid when due, provided that if Tenant has previously received one (1) or more notices from Landlord during the immediately preceding twelve (12) month period stating that Tenant failed to pay any amount required to be paid by Tenant under this Lease when due, then Landlord shall not be required to deliver any notice to Tenant and a default shall immediately occur upon any failure by Tenant to pay any Rent or any other charge required to be paid under the Lease when due; or

19.1.2        Except where a specific time period is otherwise set forth for Tenant’s performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or

19.1.3        Abandonment of the Premises by Tenant; or

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19.1.4        The failure by Tenant to observe or perform according to the provisions of Articles 5,  10,  14,  17 or 18 of this Lease, or any breach by Tenant of the representations and warranties set forth in Section 29.35 of this Lease, or the failure by Tenant to observe or perform any other provision, covenant or condition of this Lease which failure, because of the character of such provision, covenant or condition, would immediately jeopardize Landlord’s interest, where such failure continues for more than two (2) business days after notice from Landlord.

The notice periods provided in this Section 19.1 are in lieu of, and not in addition to, any notice periods provided by law.

19.2        Remedies Upon Default.  Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1        Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

(i)           The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(ii)          The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iii)         The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv)         Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(v)          At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others.  As used in Sections 19.2.1(i) and 19.2.1(ii), above, the “worth at the time of award” shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no

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case greater than the maximum amount of such interest permitted by law.  As used in Section 19.2.1(iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2        Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations).  Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3        Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

19.3        Subleases of Tenant.  If Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, then Landlord shall have the right, at Landlord’s option in its sole discretion, (i) to terminate any and all assignments, subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises, in which event Landlord shall have the right to repossess such affected portions of the Premises by any lawful means, or (ii) to succeed to Tenant’s interest in any or all such assignments, subleases, licenses, concessions or arrangements, in which event Landlord may require any assignees, sublessees, licensees or other parties thereunder to attorn to and recognize Landlord as its assignor, sublessor, licensor, concessionaire or transferor thereunder.  In the event of Landlord’s election to succeed to Tenant’s interest in any such assignments, subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

19.4        Efforts to Relet.  No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord’s interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant’s obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant.  Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

ARTICLE 20

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants,

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conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord.  The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 21

LETTER OF CREDIT

21.1        Delivery of Letter of Credit.  Tenant shall deliver to Landlord concurrent with Tenant’s execution of this Lease, as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease, an unconditional, clean, irrevocable negotiable standby letter of credit (the “L-C”) in the amount set forth in Section 8 of the Summary (the “L-C Amount”), in the form attached hereto as Exhibit H, payable in the City of San Francisco, California, running in favor of Landlord, drawn on a bank (the “Bank”) reasonably approved by Landlord and at a minimum having a long term issuer credit rating from Standard and Poor’s Professional Rating Service of A or a comparable rating from Moody’s Professional Rating Service (the “Credit Rating Threshold”), and otherwise conforming in all respects to the requirements of this Article 21, including, without limitation, all of the requirements of Section 21.2, below, all as set forth more particularly hereinbelow.  Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining and maintaining the L-C.  In the event of an assignment by Tenant of its interest in the Lease (and irrespective of whether Landlord’s consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord’s prior written approval, in Landlord’s reasonable discretion, and the attorney’s fees incurred by Landlord in connection with such determination shall be payable by Tenant to Landlord within ten (10) days of billing.  Tenant shall have no right to voluntarily replace the L-C without Landlord’s prior written approval, in Landlord’s sole and absolute discretion.  Tenant shall be responsible for the payment of any and all costs incurred by Landlord relating to the review of any replacement L‑C (including, without limitation, Landlord’s reasonable attorneys’ fees), which replacement is required pursuant to this Section or is otherwise requested by Tenant, and such attorneys’ fees shall be payable by Tenant to Landlord within ten (10) days of billing.  If Landlord approves any replacement or substitute letter of credit, Landlord shall return the L-C then held by Landlord within ninety-one (91) days following Landlord receipt of the replacement or substitute L-C tendered by Tenant.

21.2        In General.  The L-C shall be “callable” at sight, permit partial draws and multiple presentations and drawings, and be otherwise subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev), International Chamber of Commerce Publication #500, or the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590.  The L-C must provide that presentation of a drawing under the L-C may be made by hand delivery, courier service, overnight mail, or facsimile.  Tenant further covenants and warrants as follows:

21.2.1        Landlord Right to Transfer.  The L-C shall provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining

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Tenant’s consent thereto, transfer (one or more times) all or any portion of its interest in and to the L-C to another party, person or entity, regardless of whether or not such transfer is separate from or as a part of the assignment by Landlord of its rights and interests in and to this Lease.  In the event of a transfer of Landlord’s interest in the Building, Landlord shall transfer the L-C, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said L-C to a new landlord.  In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer, and Tenant shall be responsible for paying the Bank’s transfer and processing fees in connection therewith.

21.2.2        No Assignment by Tenant.  Tenant shall neither assign nor encumber the L-C or any part thereof.  Neither Landlord nor its successors or assigns will be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance by Tenant in violation of this Section.

21.2.3        Replenishment.  If, as a result of any drawing by Landlord on the L-C pursuant to its rights set forth in Section 21.3 below, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within five (5) days thereafter, provide Landlord with (i) an amendment to the L-C restoring such L-C to the L-C Amount or (ii) additional L-Cs in an amount equal to the deficiency, which additional L-Cs shall comply with all of the provisions of this Article 21, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Section 19.1 above, the same shall constitute an incurable default by Tenant under this Lease (without the need for any additional notice and/or cure period).

21.2.4        Renewal; Replacement.  If the L-C expires earlier than the date (the “LC Expiration Date”) that is ninety-one (91) days after the expiration of the Lease Term, Tenant shall deliver a new L-C or certificate of renewal or extension to Landlord at least sixty (60) days prior to the expiration of the L-C then held by Landlord, without any action whatsoever on the part of Landlord, which new L-C shall be irrevocable and automatically renewable through the LC Expiration Date upon the same terms as the expiring L-C or such other terms as may be acceptable to Landlord in its sole discretion.  In furtherance of the foregoing, Landlord and Tenant agree that the L-C shall contain a so-called “evergreen provision,” whereby the L-C will automatically be renewed unless at least thirty (30) days’ prior written notice of non-renewal is provided by the issuer to Landlord; provided, however, that the final expiration date identified in the L-C, beyond which the L-C shall not automatically renew, shall not be earlier than the LC Expiration Date.

21.2.5        Bank’s Financial Condition.  If, at any time during the Lease Term, the Bank’s long term credit rating is reduced below the Credit Rating Threshold, or if the financial condition of the Bank changes in any other materially adverse way (either, a “Bank Credit Threat”), then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute L-C that complies in all respects with the requirements of this Article 21, and Tenant’s failure to obtain such substitute L-C within ten (10) days following Landlord’s written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Landlord, or Landlord’s then managing agent, to immediately draw upon the then existing L- C in whole or in part, without notice to Tenant, as

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more specifically described in Section 21.3, below.  Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L-C (including without limitation Landlord’s reasonable attorneys’ fees), which replacement is required pursuant to this Section or is otherwise requested by Tenant.

21.3        Application of Letter of Credit.  Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the L-C as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease.  Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L-C if any of the following shall have occurred or be applicable:  (A) such amount is due to Landlord under the terms and conditions of this Lease, or (B) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, “Bankruptcy Code”), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (D) the Bank has notified Landlord that the L-C will not be renewed or extended through the LC Expiration Date and Tenant has not provided Landlord with a replacement L-C that satisfies the requirements of this Article 21 within forty-five (45) days prior to the expiration thereof, or I a Bank Credit Threat or Receivership (as such term is defined in Section 21.6.1, below) has occurred and Tenant has failed to comply with the requirements of either Section 21.2.5, above, or Section 21.6, below, as applicable.  If Tenant shall breach any provision of this Lease or otherwise be in default hereunder or if any of the foregoing events identified in Sections 21.3(B) through I shall have occurred, Landlord may, but without obligation to do so, and without notice to Tenant, draw upon the L-C, in part or in whole, and the proceeds may be applied by Landlord (i) to cure any breach or default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from Tenant’s breach or default, (ii) against any Rent payable by Tenant under this Lease that is not paid when due and/or (iii) to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease.  The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable law, it being intended that Landlord shall not first be required to proceed against the L-C, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.  Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L-C, either prior to or following a “draw” by Landlord of any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord’s right to draw upon the L-C.  No condition or term of this Lease shall be deemed to render the L-C conditional to justify the issuer of the L-C in failing to honor a drawing upon such L-C in a timely manner.  Tenant agrees and acknowledges that (a) the L-C constitutes a separate and independent contract between Landlord and the Bank, (b) Tenant is not a third party beneficiary of such contract, (c) Tenant has no property interest whatsoever in the L-C or the proceeds thereof, and (d) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the L-C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

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21.4        Letter of Credit not a Security Deposit.  Landlord and Tenant acknowledge and agree that in no event or circumstance shall the L-C or any renewal thereof or any proceeds thereof be (i) deemed to be or treated as a “security deposit” within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a “security deposit” within the meaning of such Section 1950.7.  The parties hereto (A) recite that the L-C is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context (“Security Deposit Laws”) shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

21.5        Proceeds of Draw.  In the event Landlord draws down on the L-C pursuant to Sections 21.3(D) or I, above, the proceeds of the L-C may be held by Landlord and applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease.  Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord’s other assets.  Tenant hereby (i) agrees that (A) Tenant has no property interest whatsoever in the proceeds from any such draw, and (B) such proceeds shall not be deemed to be or treated as a “security deposit” under the Security Deposit Law, and (ii) waives all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.  Landlord agrees that the amount of any proceeds of the L-C received by Landlord, and not (a) applied against any Rent payable by Tenant under this Lease that was not paid when due, or (b) used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any breach or default by Tenant under this Lease (the “Unused L-C Proceeds”), shall be paid by Landlord to Tenant (x) upon receipt by Landlord of a replacement L-C in the full L-C Amount, which replacement L-C shall comply in all respects with the requirements of this Article 21, or (y) within thirty (30) days after the LC Expiration Date; provided, however, that if prior to the LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the Unused L-C Proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.

21.6        Bank Placed Into Receivership.

21.6.1        Bank Placed Into Receivership.  In the event the Bank is placed into receivership or conservatorship (any such event, a “Receivership”) by the Federal Deposit Insurance Corporation or any successor or similar entity (the “FDIC”), then, effective as of the date such Receivership occurs, the L-C shall be deemed to not meet the requirements of this Article 21, and, within ten (10) days following Landlord’s notice to Tenant of such Receivership (the “LC Replacement Notice”), Tenant shall replace the L-C with a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Article 21.  If Tenant fails to replace such L-C with a substitute L-C from a different issuer pursuant to the terms and conditions of this Section 21.6.1, then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right, at Landlord’s option, to either

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(i) declare Tenant in default of this Lease for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid ten (10) day period), in which event, Landlord shall have the right to pursue any and all remedies available to it under this Lease and at law, including, without limitation, treating any Receivership as a Bank Credit Threat and exercising Landlord’s remedies under Section 21.2.5, above, to the extent possible pursuant to then existing FDIC policy; or (ii) elect to increase the Base Rent due and owing under the terms of this Lease pursuant to the terms and conditions of Section 21.6.2 of this Lease, below.  Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L- C (including without limitation Landlord’s reasonable attorneys’ fees), which replacement is required pursuant to this Section or is otherwise requested by Tenant.

21.6.2        FAILURE TO REPLACE L-C; LIQUIDATED DAMAGES.  IN THE EVENT THAT TENANT FAILS TO REPLACE THE L-C PURSUANT TO, AND WITHIN THE TIME PERIODS SET FORTH IN, SECTION 21.6.1 OF THIS LEASE, ABOVE, THEN TENANT’S MONTHLY INSTALLMENT OF BASE RENT SHALL BE INCREASED TO ONE HUNDRED TEN PERCENT (110%) OF ITS THEN EXISTING LEVEL DURING THE PERIOD COMMENCING ON THE DATE THAT OCCURS TEN (10) DAYS FOLLOWING THE DATE TENANT RECEIVES THE LC REPLACEMENT NOTICE AND ENDING ON THE EARLIER TO OCCUR OF (I) THE DATE SUCH REPLACEMENT L-C IS DELIVERED TO LANDLORD PURSUANT TO THE TERMS OF SECTION 21.6.1, OR (II) THE DATE WHICH IS NINETY (90) DAYS AFTER THE DATE OF SUCH LC REPLACEMENT NOTICE.  IN THE EVENT THAT TENANT FAILS, DURING SUCH NINETY (90) DAY PERIOD FOLLOWING THE DATE OF THE LC REPLACEMENT NOTICE, TO CAUSE THE REPLACEMENT L-C TO BE DELIVERED TO LANDLORD PURSUANT TO THE TERMS OF SECTION 21.6.1, THEN TENANT’S MONTHLY INSTALLMENT OF BASE RENT SHALL BE INCREASED TO ONE HUNDRED TWENTY-FIVE PERCENT (125%) OF ITS THEN EXISTING LEVEL DURING THE PERIOD COMMENCING ON THE DATE WHICH IS NINETY (90) DAYS AFTER THE DATE OF SUCH LC REPLACEMENT NOTICE AND ENDING ON THE DATE SUCH REPLACEMENT L-C IS DELIVERED TO LANDLORD PURSUANT TO THE TERMS OF SECTION 21.6.1, PROVIDED, HOWEVER, THAT THE TOTAL AGGREGATE AMOUNT OF BASE RENT PAID BY TENANT IN EXCESS OF THE AMOUNT OF BASE RENT THAT TENANT WOULD HAVE PAID HAD SUCH L-C REPLACEMENT FAILURE NEVER OCCURRED SHALL IN NO EVENT EXCEED THE L-C AMOUNT.  THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY LANDLORD AS A RESULT OF TENANT’S FAILURE TO TIMELY REPLACE THE L-C FOLLOWING THE LC REPLACEMENT NOTICE AS REQUIRED IN SECTION 21.6.1, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS LEASE, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION 21.6.2 REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH LANDLORD WILL INCUR AS A RESULT OF SUCH FAILURE, PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT WAIVE OR AFFECT LANDLORD’S RIGHTS AND TENANT’S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS OF THIS LEASE.  THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO LANDLORD PURSUANT TO CALIFORNIA CIVIL CODE SECTION 1671.

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ARTICLE 22

SUBSTITUTION OF OTHER PREMISES

Landlord shall have the right, not more than one time during the initial Lease Term (and not more than once during the Option Term, if applicable), to relocate Tenant to other space (the “Relocation Space”) in the Project comparable to the Premises (e.g. comparable finishes and configuration, same number of offices and conference rooms, comparable ceiling treatment, doors and hardware), which Relocation Space shall be located on the third (3rd) floor or higher in the Project and all terms hereof shall apply to the Relocation Space with equal force and effect, except as otherwise provided in this Article 22.  To the extent Tenant request any upgrades in the improvements located in such Relocation Space vis-à-vis the improvements then existing in the Premises (e.g., specialty finishes such as glass, ceiling treatments, specialty lighting, built-in or custom cabinetry), Tenant shall pay to Landlord, promptly upon billing therefor, all costs and expenses incurred by Landlord in connection with such upgraded improvements.  In such event, Landlord shall give Tenant not less than ninety (90) days prior notice of Landlord’s election to so relocate Tenant, and shall move Tenant’s effects to the Relocation Space at Landlord’s sole cost and expense at such time and in such manner as to inconvenience Tenant as little as reasonably practicable.  Landlord shall reimburse Tenant for all actual out-of-pocket costs incurred by Tenant in connection with its move from the Premises to the Relocation Space, including, without limitation, the cost to install new communications and computer lines (to the extent not installed by Landlord as part of its installation of the tenant improvements in the Relocation Space), the cost to move and reconfigure Tenant’s furniture from the Premises to the Relocation Space, and the cost of reasonable amounts of replacement stationery.  Simultaneously with such relocation of the Premises, the parties shall immediately execute an amendment to this Lease (or, if the Relocation Space is in a building of the Project other than the Building, Tenant shall execute a new lease with the owner of such building, which shall be on substantially the same terms and conditions as this Lease, and Tenant and Landlord shall enter into a termination of this Lease) stating the relocation of the Premises, and amending those Sections of the Summary, and replacing Exhibit A to this Lease, as shall be necessary to accurately describe the Relocation Space (including, without limitation, the location and the rentable area of the Relocation Space).  In the event Tenant is relocated in accordance with this Article 22, and the rentable area of the Relocation Space is not equal to the rentable area of the Premises, or if the Relocation Space is in a building of the Project other than the Building and the rentable area of such other building is not equal to the rentable area of the Building, all amounts, percentages and figures appearing or referred to in this Lease based upon such rentable area (including, without limitation, the amounts of the “Rent” and the “Security Deposit,” as those terms are defined in Article 4 and Article 21 of this Lease, respectively, and “Tenant’s Share,” as that term is defined in Section 4.2.10 of this Lease) shall be modified accordingly; provided, however, that notwithstanding the foregoing, (i) in no event shall the rentable area of the Relocation Space be less than one hundred percent (100%) of the rentable area of the Premises; and (ii) none of Tenant’s Base Rent, Tenant’s Share, or the Security Deposit, shall increase as a result of such relocation during the initial Lease Term.  Should Tenant refuse to permit Landlord to move Tenant to the Relocation Space, Landlord shall have the right to cancel and terminate this Lease effective sixty (60) days from the date of Landlord’s election to relocate Tenant.

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ARTICLE 23

SIGNS

23.1        Full Floors.  Subject to Landlord’s prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.

23.2        Multi-Tenant Floors.  If other tenants can occupy space on the floor on which the Premises is located, Tenant’s identifying suite entry sign and elevator lobby directory sign on the third (3rd) floor shall be provided by Landlord, at Tenant’s cost, and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord’s then-current Building standard signage program.

23.3        Prohibited Signage and Other Items.  Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant.  Tenant may not install any signs on the exterior or roof of the Project or the Common Areas.  Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

23.4        Building Directory.  Tenant shall have the right, at Tenant cost, to have Tenant’s name entered into Landlord’s directory in the lobby of the Building.

ARTICLE 24

COMPLIANCE WITH LAW

24.1        In General.  Tenant shall not do anything or suffer its agents, employees or contractors to do anything in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated, including any such governmental regulations related to disabled access (collectively, “Applicable Laws”).  At its sole cost and expense, Tenant shall promptly comply with any Applicable Laws which relate to (i) Tenant’s use of the Premises, (ii) any Alterations made by Tenant to the Premises, and any Tenant Improvements in the Premises, or (iii) the Base Building, but as to the Base Building, only to the extent such obligations are triggered by Alterations made by Tenant to the Premises to the extent such Alterations are not normal and customary business office improvements, or triggered by the Tenant Improvements to the extent such Tenant Improvements are not normal and customary business office improvements, or triggered by Tenant’s use of the Premises for non‑general office use (collectively, “Tenant’s Compliance with Laws Obligations”).  Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with Tenant’s Compliance with Laws Obligations.  The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated

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any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.  Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Article 24.  Landlord shall comply with all Applicable Laws relating to the Base Building, provided that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and provided further that Landlord’s failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises, or would unreasonably and materially affect the safety of Tenant’s employees or create a significant health hazard for Tenant’s employees, or would otherwise materially and adversely affect Tenant’s use of or access to the Premises.  Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this Article 24 to the extent not prohibited by the terms of Article 4 of this Lease, above.  Tenant hereby agrees to use reasonable efforts to notify Landlord if Tenant makes any Alterations or improvements to the Premises that might impact accessibility to the Premises or Building under access laws.  Landlord hereby agrees to use reasonable efforts to notify Tenant if Landlord makes any alterations or improvements to the Premises that might impact accessibility to the Premises or Building under any disability access laws.

24.2        Statutory Disclosure and Related Terms.  For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that to Landlord’s actual knowledge, the Premises have not undergone inspection by a Certified Access Specialist (CASp).  As required by Section 1938I of the California Civil Code, Landlord hereby states as follows:  “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law.  Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant.  The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.”  In furtherance of the foregoing, Landlord and Tenant hereby agree as follows:  (a) any CASp inspection requested by Tenant shall be conducted, at Tenant’s sole cost and expense, by a CASp designated by Landlord, subject to Landlord’s reasonable rules and requirements; (b) Tenant, at its sole cost and expense, shall be responsible for making any improvements or repairs within the Premises to correct violations of construction-related accessibility standards; and (c) if anything done by or for Tenant in its use or occupancy of the Premises shall require any improvements or repairs to the Building or Project (outside the Premises) to correct violations of construction-related accessibility standards, then Tenant shall reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such improvements or repairs.  The terms of this Section 24.2 do not amend or reduce the obligations of Landlord and Tenant set forth in this Lease regarding compliance with Applicable Laws and repair and maintenance of the Premises and the Project, but apply solely to the obligations of Landlord and Tenant in connection with Tenant’s election to conduct a CASp inspection hereunder.

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ARTICLE 25

LATE CHARGES

If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee (i) within five (5) days after written notice from Landlord that said amount was not paid when due, or (ii) upon the date said amount is due, if Tenant has previously received one (1) or more notices from Landlord during the immediately preceding twelve (12) month period stating that Tenant failed to pay any amount required to be paid by Tenant under this Lease when due, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of the overdue amount plus any attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder.  The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner.  In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid (A) within five (5) days after written notice from Landlord that said amount was not paid when due, or (B) upon the date said amount is due, if Tenant has previously received one (1) or more notices from Landlord during the immediately preceding twelve (12) month period stating that Tenant failed to pay any amount required to be paid by Tenant under this Lease when due, shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (x) the annual “Bank Prime Loan” rate cited in the Federal Reserve Statistical Release Publication H.15(519), published weekly (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus four (4) percentage points, and (y) the highest rate permitted by applicable law.

ARTICLE 26

LANDLORD’S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

26.1        Landlord’s Cure.  All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein.  If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant’s part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

26.2        Tenant’s Reimbursement.  Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord the following sums (which sums shall bear interest from the date accrued by Landlord until paid by Tenant at a rate per annum equal to interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law), upon delivery by Landlord to Tenant of statements therefor:  (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant’s defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) subject to Section 29.21, sums equal to all expenditures reasonably made and

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obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all reasonable legal fees and other amounts so expended.  Tenant’s obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 27

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (which notice, notwithstanding anything to the contrary contained in Article 28 of this Lease, may be oral, and which notice shall not be required in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers or tenants, or to current or prospective mortgagees, ground or underlying lessors or insurers; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building’s systems and equipment.  In connection with the foregoing entries described in (i)-(iv), (x) employees of Landlord will sign in and wear a badge provided by Tenant, and (y) Tenant shall be permitted the opportunity to cause a representative of Tenant to accompany Landlord during any such entry (except in the case of emergency), provided that such representative of Tenant does not unreasonably interfere with or delay Landlord exercising its rights or satisfying its obligations hereunder (collectively, the “Access Requirements”).  Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any reasonable time to (A) perform services required of Landlord, including janitorial service and access control personnel responding to calls/requests; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform.  In connection with the foregoing entries described in (A)-(C), employees of Landlord shall not be required to comply with the Access Requirements.  Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes.  Landlord shall use commercially reasonable efforts to minimize interference with the conduct of Tenant’s business in connection with such entries into the Premises.  Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.  For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant.  In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises.  Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.  No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

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ARTICLE 28

NOTICES

All notices, demands, designations, approvals or other communications (collectively, “Notices”) given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested (“Mail”), (B) delivered by a nationally recognized overnight courier, or (C) delivered personally.  Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 9 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant.  Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the overnight courier delivery is made, or (iii) the date personal delivery is made.  Any Notice given by an attorney on behalf of Landlord or by Landlord’s managing agent shall be considered as given by Landlord and shall be fully effective.  As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

Boston Properties Limited Partnership
Four Embarcadero Center
Lobby Level, Suite One
San Francisco, California 94111
Attention:  Mr. Bob Pester

and

Boston Properties, Inc.

Prudential Center Tower

800 Boylston Street, Suite 1900
Boston, Massachusetts 02199-8103

Attention:  General Counsel

and

Boston Properties Limited Partnership
Four Embarcadero Center
Lobby Level, Suite One
San Francisco, California  94111
Attention:  Regional Counsel

and

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Allen Matkins Leck Gamble Mallory & Natsis LLP
1901 Avenue of the Stars, Suite 1800
Los Angeles, California  90067
Attention:  Anton N. Natsis, Esq.

ARTICLE 29

MISCELLANEOUS PROVISIONS

29.1        Terms; Captions.  The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular.  The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.  The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

29.2        Binding Effect.  Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

29.3        No Light, Air or View Rights.  No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.  Under no circumstances whatsoever at any time during the Lease Term shall any temporary darkening of any windows of the Premises or any temporary obstruction of the light or view therefrom by reason of any repairs, improvements, maintenance or cleaning in or about the Project, or any diminution, impairment or obstruction (whether partial or total) of light, air or view by any structure which may be erected on any land comprising a part of, or located adjacent to or otherwise in the path of light, air or view to, the Project, in any way impose any liability upon Landlord or in any way reduce or diminish Tenant’s obligations under this Lease.

29.4        Modification of Lease.  Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder or interfere with Tenant’s use or operation of the Premises, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor.  At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) days following the request therefor.

29.5        Transfer of Landlord’s Interest.  Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, provided the assignee assumes in writing all Landlord’s obligations hereunder arising after the date of such transfer, Landlord shall automatically be released from all liability under this Lease accruing thereafter and Tenant agrees

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to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee.

29.6        Prohibition Against Recording.  Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

29.7        Landlord’s Title.  Landlord’s title is and always shall be paramount to the title of Tenant.  Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

29.8        Relationship of Parties.  Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint enture or any association between Landlord and Tenant.

29.9        Application of Payments.  If a default by Tenant exists beyond applicable notice and cure periods, Landlord shall have the right to apply payments received from Tenant pursuant to this Lease then due hereunder, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

29.10      Time of Essence.  Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor, including, without limitation, the giving of any Notice required to be given under this Lease or by law, the time periods for giving any such Notice and the taking of any action with respect to any such Notice.

29.11      Partial Invalidity.  If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

29.12      No Warranty.  In executing and delivering this Lease, except as may be expressly set forth herein, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

29.13      Landlord Exculpation.  The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the lesser of the amount of (a) the interest of Landlord in the Building or (b) the equity interest Landlord would have in the Building if the Building were encumbered by third-party debt in an

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amount equal to eighty percent (80%) of the value of the Building (as such value is determined by Landlord), and any sales, rent or condemnation or insurance (to the extent not used to repair damage to the Building) proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises.  Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.  The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord’s and the Landlord Parties’ present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns.  Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord’s obligations under this Lease.  Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for any indirect or consequential damages or any injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

29.14      Entire Agreement.  It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties’ entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease.  None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

29.15      Right to Lease.  Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project.  Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

29.16      Force Majeure.  Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, a “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure, but shall not delay any of Tenant’s rent abatement or termination rights set forth herein.

29.17      Waiver of Redemption by Tenant.  Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or

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judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

29.18      Tenant Parking.  Tenant shall have the right to park up to twenty-two (22) automobiles (3.3 automobiles for every 1,000 rentable square feet in the Premises), free of charge, in the portions of the Common Areas designated by Landlord for vehicular parking.  Such parking shall be on an as available “first-come, first-served” basis which shall be in common with all other tenants of the Project. Tenant’s continued right to use the Common Areas designated by Landlord for vehicular parking is conditioned upon Tenant abiding by all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility, including any sticker or other identification system established by Landlord, and Tenant’s reasonable cooperation in seeing that Tenant’s employees and visitors also comply with such rules and regulations.  Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements.  Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord.  The parking rights granted to Tenant pursuant to this Section 29.18 are provided to Tenant solely for use by Tenant’s own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval, except together with Transfers permitted under this Lease.  Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.

29.19      Joint and Several.  If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

29.20      Authority.  Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.  Concurrently with Tenant’s delivery to Landlord of this Lease executed by Tenant, Tenant shall deliver to Landlord satisfactory evidence of such authority.

29.21      Attorneys’ Fees.  In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

29.22      Governing Law; WAIVER OF TRIAL BY JURY.  This Lease shall be construed and enforced in accordance with the laws of the State of California.  IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF

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CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY.  IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

29.23      Submission of Lease.  Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

29.24      Brokers.  Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 11 of the Summary (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease.  Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

29.25      Independent Covenants.  This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

29.26      Project or Building Name and Signage.  Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord’s sole discretion, desire.  Tenant shall not use the words “Gateway Center” or the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

29.27      Counterparts.  This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document.  Both counterparts shall be construed together and shall constitute a single lease.

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29.28      Intentionally Omitted.  Tenant acknowledges that the content of this Lease and any related documents are confidential information.  Except as required by law, Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants.

29.29      Development of the Project.

29.29.1      Subdivision.  Landlord reserves the right to further subdivide all or a portion of the Project provided the same does not unreasonably interfere with Tenant’s use of or access to the Premises or materially increase the obligations or decrease the rights of Tenant under this Lease.  Tenant agrees to execute and deliver, upon demand by Landlord and in the form reasonably requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

29.29.2      The Other Improvements.  If portions of the Project or property adjacent to the Project (collectively, the “Other Improvements”) are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project.  Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord’s right to convey all or any portion of the Project or any other of Landlord’s rights described in this Lease.

29.29.3      Construction of Project and Other Improvements.  Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant’s occupancy of the Premises, and that such construction may result in levels of noise, dust, odor, obstruction of access, etc. which are in excess of that present in a fully constructed project.  Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.  Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s use of or access to the Premises in connection with any such work or any Renovations.

29.30      Building Renovations.  It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter.  However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the “Renovations”) the Project, the Building and/or the Premises.  Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent.  Landlord shall have no responsibility and shall not be liable to Tenant for any injury to or interference with Tenant’s business arising from the Renovations, nor

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shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s personal property or improvements resulting from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations.

29.31      No Violation.  Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, arising from Tenant’s breach of this warranty and representation.

29.32      Communications and Computer Lines.  Tenant may install, maintain, replace, remove or use any electrical, communications or computer wires and cables (collectively, the “Lines”) at the Project installed by or on behalf of Tenant in or serving solely the Premises, provided that (i) Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing unused Lines previously installed by or on behalf of Tenant and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith.  Landlord reserves the right to require that Tenant remove any Lines installed by or on behalf of Tenant and located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition.  Landlord further reserves the right to require that Tenant remove any and all Lines installed by or on behalf of Tenant and located in or serving the Premises upon the expiration of the Lease Term or upon any earlier termination of this Lease.

29.33      Landlord’s Waiver of Security Interest in Tenant’s Personal Property.  Landlord hereby acknowledges and agree that any and all of Tenant’s movable furniture, furnishings, trade fixtures and equipment at the Premises (“Tenant’s Property”) may be financed by a third-party lender or lessor (an “Equipment Lienor”), and Landlord hereby (a) subordinates any rights of Landlord to Tenant’s Property to such Equipment Lienor, and (b) agrees to recognize the rights of any such Equipment Lienor, subject to and in accordance with a commercially reasonable waiver agreement to be entered into by and between Landlord and the Equipment Lienor following request by Tenant. Tenant shall pay all fees and/or expenses imposed upon or otherwise paid by Landlord to the Equipment Lienor or otherwise expended by Landlord in connection with any such request (including, without limitation, reasonable attorney’s fees).

29.34      No Discrimination.  There shall be no discrimination against, or segregation of, any person or persons on account of sex, marital status, race, color, religion, creed, national origin or ancestry in the Transfer of the Premises, or any portion thereof, nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of

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discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees, or vendees of the Premises, or any portion thereof.

29.35      Patriot Act and Executive Order 13224.  As an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants that:  (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Tenant is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) neither Tenant (nor any person, group, entity or nation which owns or controls Tenant, directly or indirectly) has conducted or will conduct business or has engaged or will engage in any transaction or dealing with any Prohibited Person, including without limitation any assignment of this Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person.  In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed a default by Tenant under Section 19.1.4 of this Lease and shall be covered by the indemnity provisions of Section 10.1 above, and (y) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease.

[SIGNATURES ON NEXT PAGE]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

“Landlord”:

601 & 651 GATEWAY CENTER LP,
a Delaware limited partnership

BY:	GATEWAY CENTER GP LLC,,
a Delaware limited liability company,
its general partner

	BY:	GATEWAY PORTFOLIO MEMBER LLC,
a Delaware limited liability company,
its manager

		BY:	GATEWAY PORTFOLIO HOLDINGS LLC,
a Delaware limited liability company,
its manager

		BY:	ARE-SAN FRANCISCO NO. 83, LLC,
a Delaware limited liability company, its Managing Member

		BY:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
A Delaware limited partnership, its Managing Member

		By:	ARE-QRS CORP.,
a Maryland corporation, its general partner

	BY:		/s/ Allison Grochola
	Name:		Allison Grochola
	Title:		Vice President, RE Legal Affairs

[signatures continue of following page]

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“Tenant”:

AKERO THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Andrew Cheng
Name:	Andrew Cheng
Title:	President and Chief Executive Officer

By:	/s/ Jonathan Young
Name:	Jonathan Young
Title:	Chief Operating Officer

PLEASE NOTE:  THIS LEASE MUST BE EXECUTED BY EITHER (I) BOTH (A) THE CHAIRMAN OF THE BOARD, THE PRESIDENT OR ANY VICE PRESIDENT OF TENANT, AND (B) THE SECRETARY, ANY ASSISTANT SECRETARY, THE CHIEF FINANCIAL OFFICER, OR ANY ASSISTANT TREASURER OF TENANT; OR (II) AN AUTHORIZED SIGNATORY OF TENANT PURSUANT TO A CERTIFIED CORPORATE RESOLUTION, A COPY OF WHICH SHOULD BE DELIVERED WITH THE EXECUTED ORIGINALS.

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EXHIBIT A

601 GATEWAY BOULEVARD

OUTLINE OF PREMISES

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EXHIBIT B

601 GATEWAY BOULEVARD

TENANT WORK LETTER

This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises.  This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises.  All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as Exhibit B and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 5 of this Tenant Work Letter.

SECTION 1

CONSTRUCTION DRAWINGS FOR THE PREMISES

1.1          Tenant Improvements.  Landlord and Tenant have approved the space plan for the Premises prepared by Brown Reynolds Watford Architects, dated December 9, 2019, a copy of which is attached hereto as Schedule 1 (the “Space Plan”).  Within five (5) days of request of Landlord, Tenant shall cooperate in good faith with Landlord’s architects and engineers to supply such information necessary to allow the Landlord’s architects and engineers to complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits and in a manner consistent with, and which are a logical extension of, the Space Plan (collectively, the “Approved Working Drawings”), which Approved Working Drawings shall include the Turnkey Scope of Work set forth on Schedule 1.  Landlord shall construct the improvements in the Premises (the "Tenant Improvements") pursuant to the Approved Working Drawings.  All such Tenant Improvements shall be completed to Landlord's "Building standard" condition in "Building standard" finishes to be designated by Tenant, subject to availability, within three (3) business days following demand by Landlord.  Tenant shall make no changes or modifications to (i) the Space Plan or (ii) once completed, the Approved Working Drawings, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would directly or indirectly delay the "Substantial Completion," as that term is defined in Section 4.1 of this Tenant Work Letter, of the Premises (unless Tenant agrees in writing that the terms of Section 4.2 apply thereto) or increase the cost of designing or constructing the Tenant Improvements.

1.2          Common Areas.  Notwithstanding anything set forth in this Tenant Work Letter to the contrary, Landlord shall, at Landlord’s sole cost and expense, to the extent required in order to obtain a certificate of occupancy, or its legal equivalent, for the Premises for general office use assuming a normal and customary office occupancy density, cause the Building Common Areas (including the Base Building restrooms on the third (3rd) floor of the Building), to comply with applicable building codes and other governmental laws, ordinances and regulations, which were enacted and enforced as of the date of this Lease.

SECTION 2

TENANT CHANGES

In the event that after Tenant's execution of this Lease, any revisions, changes, or substitutions shall be made by Tenant to (i) the Space Plan, (ii) the Approved Working Drawings (once the same are completed), or (iii) the Tenant Improvements or in the event that Tenant requests revisions, changes, or substitutions which cause the Approved Working Drawings to not be a logical extension of the Space Plan, or if Tenant requests finishes that are not "Building standard," then Landlord shall cause the Contractor to prepare a change order for Tenant’s approval specifying the anticipated increased cost and delay in Substantial Completion as a result thereof for Tenant’s approval (the “Change Order”) and any additional costs which arise in connection with such revisions, changes or substitutions shall be paid by Tenant to Landlord immediately upon Landlord's request.

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SECTION 3

CONTRACTOR'S WARRANTIES AND GUARANTIES

Landlord hereby assigns to Tenant all warranties and guaranties by the contractor who constructs the Tenant Improvements (the "Contractor") relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements; provided that prior to the expiration of such warranties and guaranties, Tenant's waiver shall only be to the extent covered by such warranties and guaranties.

SECTION 4

COMPLETION OF THE TENANT IMPROVEMENTS;

LEASE COMMENCEMENT DATE

4.1          Ready for Occupancy.  The Premises shall be deemed "Ready for Occupancy" upon the Substantial Completion of the Tenant Improvements in the Premises and delivery of the Premises to Tenant in the condition required under Section 1.1.1 of the Lease.  For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.  Landlord and Tenant shall, promptly following completion of construction of the Tenant Improvements, jointly inspect the construction of the Tenant Improvements to develop a reasonable and mutually agreed upon punch list.

4.2          Delay of the Substantial Completion of the Premises.  Except as provided in this Section 4.2, the Lease Commencement Date shall occur as set forth in the Lease and Section 4.1, above.  If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Commencement Date, as set forth in of the Lease, as a result of:

4.2.1       Tenant's failure to timely approve any matter requiring Tenant's approval;

4.2.2       A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

4.2.3       Tenant's request for changes in the Approved Working Drawings;

4.2.4       Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, Landlord's standard improvement package items for the Building; or

4.2.5       Any other acts or omissions of Tenant, or its agents, or employees that continue for more than one (1) day after delivery of notice thereof from Landlord;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the date of Substantial Completion of the Premises shall be deemed to be the date the Substantial Completion of the Premises would have occurred if no Tenant delay or delays, as set forth above, had occurred.

SECTION 5

MISCELLANEOUS

5.1          Tenant's Entry Into the Premises Prior to Substantial Completion.  Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises at least seven (7) days prior to the Substantial Completion of the Premises for the purpose of Tenant installing furniture, equipment or fixtures (including Tenant's data and telephone equipment) in the Premises and any other purpose related to preparation for Tenant’s occupancy.  Prior to Tenant's entry into the Premises as permitted by the terms of this Section 5.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry.  Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage

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to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 5.1, except to the extent due to the gross negligence, willful misconduct or violation of this Lease by Landlord.  Such entry shall be on all the terms of this Lease except the obligations to pay Base Rent and Tenant Share of Direct Expenses and Capital Expenses.

5.2          Freight Elevators.  Landlord shall, consistent with its obligations to other tenants of the Building, make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

5.3          Tenant's Representative.  Tenant has designated Jonathan Young as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

5.4          Landlord's Representative.  Landlord has designated Pete Back as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

5.5          Intentionally Omitted.

5.6          Time of the Essence in This Tenant Work Letter.  Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.  In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

5.7          Tenant's Lease Default.  Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease, or a default by Tenant under this Tenant Work Letter, beyond any applicable notice and cure period expressly set forth in the Lease, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 4 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven in each case until such time as such default is cured pursuant to the terms of the Lease.

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SCHEDULE 1 TO EXHIBIT B

SPACE PLAN

[attached]

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bxp Boston Properties

(14) AXIS WORKSTATIONS
CONFERENCE
OFFICE-5
OFFICE-4
OFFICE-3
OFFICE-2
OFFICE-1
BREAKROOM
COPIER
STAIR-1
STAIR-2
STORAGE

FLOOR 3

SUITE 350

KEYNOTES

1. REPLACE DOORS WITH FULL LITE GLASS DOUBLE DOOR
2. REMOVE SOFFIT ABOVE / PATCH AND REPAIR CEILING
3. NEW MOVABLE PARTITION

BRW
BROWN REYNOLDS WATFORD
ARCHITECTS
1620 MONTGOMERY
SUITE 320
SAN FRANCISCO, CA 94111
415-749-2670
WWW.BRWARCH.COM

December 9, 2019

AKERO THERAPEUTICS

601 GATEWAY 3rd Floor

SOUTH SAN FRANCISCO, CA

0 8' 16' 32'

SCALE: 1/8" = 1'-0"

NORTH

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TURNKEY SCOPE OF WORK

•

All millwork is excluded except for new lower cabinets at the break room (uppers priced as an alternate); existing rounded floating counter top to remain; millwork at copier and where new stools shown do not exist (lowers were removed; as set forth below with highlight of said area).

•	New walls are priced at ceiling height, not full height.
•	New carpet throughout and new VCT at breakroom priced at Building standard.
•	Includes new building required flood stop, chronomite, and waterproofing.
•	Assumes reuse of existing plumbing; no engineering included.
•	Pricing assumes no new VAVs; pricing assumes redistributing existing for new layout.
•	Operable partition to be Hufcor standard option and includes allowances for structural scope.

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EXHIBIT C

601 GATEWAY BOULEVARD

NOTICE OF LEASE TERM DATES

Date:

To:		Copy to:

Re:	Office Lease
Dated:
Between:	601 & 651 GATEWAY CENTER LP, a Delaware limited partnership, Lessor or Landlord, and ______, a ______, Lessee or Tenant

In accordance with the subject document we wish to advise you and/or confirm your tenancy of Suite _____ on the ____ floor of [APPROPRIATE BUILDING] Gateway Boulevard, South San Francisco, CA  94080, and that the following terms and conditions are accurate and in full force and effect:

Net rentable square feet			Lease term
Lease commencement date			Lease expiration date
Base rent schedule	From	To:
Monthly Rent:
$________

Rent checks are

Payable to:	Mailed to:	All other inquiries to:

Boston Properties
[APPROPRIATE ENTITY]	[APPROPRIATE ADDRESS]	Lobby Level, Suite One
Four Embarcadero Center
San Francisco, CA 94111
		Telephone:	415-772-0700
		Fax:	415-982-1780

If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment.  Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

We request that you sign this letter where indicated below, confirming the information provided above, and return it to our representative below within ten (10) days of receipt.  A return envelope is provided.  Our failure to receive your executed Notice within such time period will indicate your acceptance that the information set forth is correct.  A second letter is enclosed for your files.

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Boston Properties, L.P.
Agreed to and Accepted:

By:	Lease Administrator's name	Date	By:	Date
	Lease Administration		Its:

copy:	Property Manager, Property Accountant
via:	Certified Mail

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EXHIBIT D

601 GATEWAY BOULEVARD

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations.  Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project; provided, however, that Landlord will exercise good faith efforts (without any obligation to place a tenant in default or commence litigation) to enforce the Rules and Regulations against other tenants and occupants of the Project in a nondiscriminatory manner.  In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

1.            Signs.  Except as specifically provided in this Lease to which these rules and regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building or on the Common Areas or other areas of the Project without Landlord’s prior written consent.  Landlord may remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule.  All signs or lettering on doors and walls must be approved by Landlord, and shall be printed, painted, affixed or inscribed or modified at Tenant’s expense by a person approved by Landlord.  Without Landlord’s written consent, Tenant shall not use the name of the Building or the Project in connection with or in promoting or advertising the business of Tenant except as Tenant’s address.  Landlord hereby agrees to provide Tenant with the Building’s standard graphics at the entrance to the Premises and in the elevator lobby.

2.            Window Treatments.  Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.  Tenant shall be held responsible for any damage to the glass coating within the Premises.  If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which are visible from the exterior of the Premises, Tenant shall immediately discontinue such use.

3.            Common Areas.  The sidewalks, entrances, halls, corridors, elevators and stairways of the Building and the Project shall not be obstructed or used as a waiting or lounging place by Tenant and the Tenant’s Parties.  All entrance doors leading from the Premises to the hallways are to be kept closed at all times.  The outside areas immediately adjoining the Premises shall be kept clear at all times by Tenant, and Tenant shall not place or permit any obstructions, garbage, refuse, merchandise or displays in such areas.  The halls, passages, exits, entrances, elevators, escalators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant’s Parties.  Landlord shall, in all cases, retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety of the Project or any part thereof provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the

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ordinary course of its business, unless such persons are engaged in illegal or unlawful activities.  Neither Tenant nor any Tenant Parties shall go upon the roof of the Building.

4.            Directory.  The directory of the Building will be provided for the display of the name and location of tenants, and Landlord reserves the right to exclude any other names therefrom.  Tenant shall be allocated its pro rata share of lines on the Building directory board in the main lobby.

5.            Cleanliness.  Tenant shall not exhibit carelessness or indifference to the good order and cleanliness of the Premises.

6.            Keys.  Landlord will furnish Tenant, free of charge, with two keys to each exterior door lock in the Premises.  All duplicate keys shall be purchased only from Landlord.  Landlord may charge a reasonable fee for any additional keys.  Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises.  Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys to all doors and pay Landlord for any lost keys.

7.            Security Devices.  If Tenant requires telephonic, burglar alarm or similar services, it shall first obtain and comply with Landlord’s instructions for their installation.

8.            Freight Elevators.  The Building service elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling by Landlord.  No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.  Tenant’s initial move-in and subsequent deliveries of bulky items, such as furniture, safes and similar items shall be made after obtaining Landlord’s written consent and shall be made during the hours of 12:00 a.m. to 5:00 a.m. and 6:00 p.m. to 11:59 p.m., Monday through Friday, or at any time on Saturday or Sunday, unless otherwise agreed in writing by Landlord.  Deliveries during normal office hours shall be limited to normal office supplies and other small items.  No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.

9.            Floor Load.  Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law.  Prior to delivery of any heavy object to the Building, Tenant shall notify Landlord of such object’s specifications and contemplated location in order that Landlord may take action to prevent structural load damage to the Building.  Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building.  Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant’s sole cost and expense.  Tenant shall be responsible for all structural engineering required to determine structural load.  Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant’s sole cost and expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.  The persons

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employed to move such equipment in or out of the Building must be acceptable to Landlord.  Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10.          No Waste.  Tenant shall not use any method of heating and air conditioning other than that supplied by Landlord.  Further, Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building’s heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.  Tenant shall keep corridor doors closed.

11.          Building Identification.  Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and address of the Building and/or any other part of the Project.

12.          Building Access.  Landlord reserves the right to exclude from the Building between the hours of 12:00 a.m. to 7:00 a.m. and 6:00 p.m. to 11:59 p.m., Monday through Friday, and on Saturday, Sunday and holidays, any person not having a Building issue key and is not identified on the daily access list.  Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons.  Landlord may prevent access to the Project or any part thereof in case of invasion, mob, riot, public excitement or other commotion.  Landlord may exclude or expel from the Project or any part thereof any person who, in Landlord’s judgment, is intoxicated or under the influence of liquor or drugs or is in violation of any of the rules and regulations of the Project.  Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Project or any part thereof of any person.

13.          Building Security.  Before Tenant and the Tenant Parties leave the Premises each day, Tenant shall (a) close and lock the doors of its Premises, and (b) shut off all water faucets and other utilities.  Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

14.          Outside Services.  Tenant shall not obtain for use on the Premises, towel or other similar services or accept barbering or bootblacking service upon the Premises, except as such hours and under such regulations as may be fixed by Landlord.  Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

15.          Lavatories.  The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.  The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose Tenant Parties, shall have caused it.

16.          Solicitation.  Tenant shall not make any room-to-room solicitation of business from other tenants in the Project or any part thereof.

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17.          Electronic Devices.  Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Building.  Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

18.          Trash Disposal.  Tenant shall store all its trash and garbage within the Premises or in other facilities provided by Landlord.  Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal.  All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

19.          Prohibited Uses.  The Premises shall not be used for (a) the keeping of any bicycles, motorcycles or animals of any kind (except service animals to the extent access is required by Applicable Laws), or (b) lodging, or (c) for manufacturing of any kind; nor shall the Premises be used for any illegal purpose.  No cooking or heating of food is permitted on the Premises, excepting therefrom microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages.  Such cooking and heating devices and their use should be approved by Underwriters Laboratories in accordance with all applicable insurance regulations and federal, state, county and city laws, codes, ordinances, rules and regulations.  Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord, which consent shall not be unreasonably withheld.

20.          Prohibited Equipment.  Tenant shall not use in any space or in the public halls of the Project any hand truck except those equipped with rubber tires and side guards or such other material- handling equipment as Landlord may approve.  Tenant shall not bring any other vehicles of any kind into the Building.

21.          Safety Procedures.  Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22.          Premises Security.  Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secure.  Landlord shall not in any way be responsible to Tenants or any Tenant Party, for any loss of property from the Premises or public areas or for any damage to any property thereon to the extent provided in the Lease.

23.          Building Management.  Tenant’s requirements will be attended to only upon appropriate application to the Building management office by an authorized individual.  Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

24.          Waiver.  Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

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25.          Integration.  These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

26.          Additional Regulations.  Landlord reserves the right to make such other and reasonable rules and regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project of any part thereof and for the preservation of good order therein.  Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted and delivered to Tenant in writing.

27.          Observance of Rules.  Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees, licensees and guests.

28.          Parking Facilities.  The following rules and regulations shall govern use of the parking facilities within the Common Areas appurtenant to the Project (such parking facilities being collectively referred to hereinafter as the “Parking Area”).

28.1        Persons using the Parking Area shall obey all signs and shall park only in areas designated for vehicle parking within painted stall lines.  Tenant’s parking spaces shall be used only for parking vehicles no longer than full-sized passenger automobiles.  Tenant shall not permit any vehicle that belongs to or is controlled by Tenant, its agents, employees, invitees, licensees and visitors, to be loaded, unloaded or parked in areas other than those designated by Landlord or its parking operator for such activities.  No maintenance, washing, waxing or cleaning of vehicles shall be permitted in the Parking Area.  Unless otherwise instructed, each person using the Parking Area shall park and lock his or her own vehicle.  Neither Landlord nor its parking operator shall be liable for damage to any vehicle, injury to any person or loss of any property, all of which risks are assumed by the person using the Parking Area.  Parking pursuant to this Lease is intended as a license only, and no bailment is intended or created hereby.  Tenant shall abide by those rules promulgated by Landlord which provide for tandem parking.  No overnight or extended term storage of any vehicles or other object shall be permitted.

28.2        Persons using the Parking Area shall comply with any parking identification system established by Landlord or its parking operator.  Such a system may include the validation of visitor parking, at the validation rate applicable to visitor parking from time to time as set by Landlord or its parking operator.  Parking stickers or other identification devices supplied by Landlord shall remain the property of Landlord.  Such devices shall not be transferable, and any such device in the possession of an unauthorized holder may be retained by Landlord and declared void.  Upon the loss or obliteration of a parking identification device, Tenant shall pay such reasonable replacement charge as may be established by Landlord or its parking operator.  Upon the termination of parking privileges, all parking identification devices supplied by Landlord shall be returned to Landlord.  Landlord may refuse the sale of monthly stickers or other parking identification devices to any tenant or person and/or his agents or representatives who willfully refuse to comply with these Rules and Regulations and all unposted city, state or federal ordinances, laws, or agreements.  Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately, and a lost or stolen report must be filed by

811311.04/WLA 378421-00002/2-14-20/mem/mem	EXHIBIT D -5-	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

the customer at that time.  Landlord may exclude any car from the parking facilities that does not have an identification device.  Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.  Lost or stolen devices found by the purchaser must be reported to the parking facility office immediately to avoid confusion.

28.3        The speed limit within all parking areas shall be five (5) miles per hour.

28.4        Landlord reserves the right to modify, redesign or redesignate uses permitted in the Parking Area or any portion thereof, to relocate parking spaces from floor to floor, from one portion of the Parking Area to another or to reasonably adjacent offsite locations, and to allocate parking spaces between compact and standard sizes from time to time, as long as the same comply with applicable laws and ordinances.  Reserved parking spaces shall be clearly and prominently marked as such by Landlord.  But neither Landlord nor its parking operator shall be liable or responsible for the failure of persons to observe such markings or to obey other rules and regulations, agreements, laws or ordinances applicable to the Parking Area.  Without limiting the generality of the foregoing, Landlord shall not be obligated to tow any violator’s vehicle, or to declare a default under or terminate the lease of any other tenant of the Building, on account of any such failure.  If for any reason Landlord is unable to provide to Tenant all or any portion of its parking spaces or Tenant is unreasonably denied access thereto during the initial term of this Lease or any renewal or extension hereof, such fact shall not be a default by Landlord or permit Tenant to terminate this Lease, either in whole or in part, but Tenant’s obligation to pay rental for any parking space which is not provided by Landlord shall be abated for so long as Tenant does not have the use of such parking space, in full settlement of all claims that Tenant might otherwise have against Landlord by reason of Landlord’s failure or inability to provide Tenant with such parking space.

Tenant shall be responsible for the compliance with all of the foregoing rules and regulations by Tenant and Tenant Parties.  Landlord may refuse to permit any person who violates any such rules and regulations to have access to the Project or any part thereof.  Landlord reserves the right from time to time to modify the rules and regulations set forth herein, including, without limitation, to adopt and modify such rules and regulations applicable to the Parking Area, as it deems necessary for the proper operation.

811311.04/WLA 378421-00002/2-14-20/mem/mem	EXHIBIT D -6-	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

EXHIBIT E

601 GATEWAY BOULEVARD

FORM OF TENANT'S ESTOPPEL CERTIFICATE

The undersigned, as Tenant under that certain Office Lease (the "Lease") made and entered into as of                      , 20       by and between                             , as Landlord, and the undersigned, as Tenant, for Premises on the ______________ floor(s) of the office building located at                            , certifies as follows:

1.            Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto.  The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

2.            The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on                             , and the Lease Term expires on ___________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

3.            Base Rent became payable on                             .

4.            The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

5.            Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

6.            All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through                             .  The current monthly installment of Base Rent is $                            .

7.            To Tenant’s current actual knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.  In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

8.            No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except the Security Deposit in the amount of $                             as provided in the Lease.

9.            To Tenant’s current actual knowledge, as of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

10.          If Tenant is a corporation, limited liability company, partnership or limited liability partnership, Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and

811311.04/WLA 378421-00002/2-14-20/mem/mem	EXHIBIT E -1-	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

11.          There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

12.          Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

13.          To Tenant’s current actual knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at                              on the             day of                    , 20     .

"Tenant":

,
a

By:
Its:

By:
Its:

811311.04/WLA 378421-00002/2-14-20/mem/mem	EXHIBIT E -2-	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

EXHIBIT F

601 GATEWAY BOULEVARD

STANDARDS FOR UTILITIES AND SERVICES

1.            Elevators.  Provide non-attended passenger elevators to and from the floor(s) on which the Premises are located.  Landlord may limit the number of elevators operating outside normal business hours.

2.            HVAC.  On Monday through Friday, except holidays, from 7:00 a.m. to 6:00 p.m., ventilate the Premises and furnish air conditioning or heating on such days and hours, in temperatures and amounts which in Landlord’s good faith judgment are reasonably required for comfortable occupancy of the Premises under normal business operations.  If Tenant requires air conditioning during other hours, Landlord will furnish same through an access system provided to Tenant at the Premises, if available, or otherwise as specified in a written request of Tenant delivered to the Building management office before noon on the preceding business day.  For this service Tenant will pay Landlord, upon receipt of Landlord’s statement, the charge at an hourly rate reasonably and uniformly determined by Landlord from time to time, which is currently $266.97 for full HVAC and $126.92 for fans only per hour.  Tenant agrees that neither Tenant nor any Tenant Party shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.  The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from either Tenant’s adjustment of room thermostats or Tenant’s failure to comply with Landlord’s rules governing the temperature within the Premises.

3.            Lighting.  Furnish electric lighting for all public areas and special service areas of the Building as Landlord determines in good faith to be reasonable and standard, including replacement of Building standard lights, bulbs and tubes.

4.            Electrical Service.  Subject to the limitation of this Paragraph 4, furnish electrical service to the Premises, including providing and installing all Building standard replacement lighting tubes.  If Tenant uses more electrical power than Landlord in good faith considers reasonable or normal for office use, Tenant will pay Landlord on a monthly basis the cost of such excess power consumed by Tenant.  Consumption will be determined, at Landlord’s election, either (a) by a survey performed by a reputable consultant selected by Landlord, or (b) through separate meters or submeters installed, maintained and read by Landlord at Tenant’s cost.  For purposes of this Paragraph 4 only, “month” and “monthly” shall mean any billing period used by the utility or other power provider supplying electricity.  All installations of electrical fixtures, appliances and equipment within the Premises other than normal office equipment shall be subject to Landlord’s reasonable prior approval, and if they materially affect the temperature or humidity otherwise maintained, Landlord may, at Tenant’s sole cost and expense (to be paid within (30) days after delivery of written demand supported by invoices or other reasonably satisfactory evidence), install supplemental air conditioning units.  Tenant’s use of electricity shall never exceed Tenant’s share of the capacity of existing feeders to the Building or of the risers, wiring installations and transformers serving the floor(s) containing the Premises.  Landlord shall provide

811311.04/WLA 378421-00002/2-14-20/mem/mem	EXHIBIT F -1-	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

up to 3.5 watts per usable square foot (demand) of riser and floor panel electrical capacity averaged over the floor being serviced.  Tenant shall be allocated an approximate 2.0 watts per usable square foot for power and 1.5 watts per usable square foot for lighting.  Any risers or wiring necessary to meet Tenant’s excess electrical requirements will be installed by Landlord on Tenant’s request, at Tenant’s sole cost and expense (to be paid in advance), but only if in Landlord’s good faith belief, they are necessary and will not cause damage to the Building or a dangerous condition, entail excessive or unreasonable alterations, repairs or expense, or disturb other occupants.

5.            Water.  Provide toilet facilities, water for lavatory and toilet purposes, cold water for drinking and tepid water for lavatory purposes, all at points of supply provided for general use of tenants in the Building and in the Premises through fixtures installed by Landlord or by Tenant with Landlord’s consent.

6.            Janitorial.  Provide janitorial service to the Premises on business days and other cleaning services as Landlord determines to be reasonably required.  Tenant will pay Landlord the full cost attributable to any extraordinary janitorial or cleaning services which the Premises may require.

7.            Maintenance of Non-Building Standard Items.  Maintenance and service costs necessary for non-building standard items in the Premises shall be the responsibility of Tenant.  As used in this paragraph, non-building standard items shall include, without limitation, heat pumps, condenser pumps, sinks and associated drain pipes, faucets, hot water heaters, garbage disposals, dishwashers, refrigerators, ice makers, air conditioning units, projection screens and associated wiring and switching, incandescent downlight or wallwash fixtures and lamps, floor electrical outlets and power poles.

8.            Security Services.  Provide Building security personnel twenty-four (24) hours per day, seven (7) days per week, fifty-two (52) weeks per year and a card access system which allows access to individual office floors twenty-four (24) hours per day, seven (7) days per week, fifty-two (52) weeks per year, all of which shall be provided by Landlord in its sole and absolute discretion.  Notwithstanding Landlord’s providing security, Tenant waives any claim against Landlord with respect to any loss by theft or any other damage suffered or incurred by Tenant in connection with any entry into the Premises or any other breach of security with respect to the Premises or the Building, except due to the gross negligence or willful misconduct of Landlord or Landlord’s violation of this Lease.

Landlord reserves the right to adopt reasonably, nondiscriminatory modifications and additions to these standards, which Landlord shall promptly deliver to Tenant in writing.

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EXHIBIT G

ACCEPTABLE FORMS OF INSURANCE CERTIFICATE

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY)

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER — 100722-BLNK-GL-15-16	CONTACT NAME: PHONE (A/C, No, Ext): FAX (A/C, No): E-MAIL ADDRESS:
	INSURER(S) AFFORDING COVERAGE — NAIC #
	INSURER A :
INSURED SAMPLE	INSURER B :
	INSURER C :
	INSURER D :
	INSURER E :
	INSURER F :

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG 	$ $ $ $ $ $ $
	AUTOMOBILE LIABILITY X ANY AUTO ALL OWNED AUTOS / SCHEDULED AUTOS HIRED AUTOS / NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident) 	$ $ $ $ $
	X UMBRELLA LIAB / X OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION $						EACH OCCURRENCE AGGREGATE 	$ $ $
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N: N If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE - EA EMPLOYEE E.L. DISEASE - POLICY LIMIT	 $ $ $

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER	CANCELLATION
	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE of Marsh USA Inc.

© 1988-2014 ACORD CORPORATION. All rights reserved.

ACORD 25 (2014/01)

The ACORD name and logo are registered marks of ACORD

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ACORD®

EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY)

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE (A/C, No, Ext):	COMPANY
FAX (A/C, No):	E-MAIL ADDRESS:	
CODE:	SUB CODE:	
AGENCY CUSTOMER ID #:		
INSURED		LOAN NUMBER / POLICY NUMBER
		EFFECTIVE DATE / EXPIRATION DATE / CONTINUED UNTIL TERMINATED IF CHECKED
		THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE

REMARKS (Including Special Conditions)

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

NAME AND ADDRESS	MORTGAGEE / LOSS PAYEE / ADDITIONAL INSURED
	LOAN #
	AUTHORIZED REPRESENTATIVE

ACORD 27 (2009/12)

© 1993-2009 ACORD CORPORATION. All rights reserved.

The ACORD name and logo are registered marks of ACORD

811311.04/WLA 378421-00002/2-14-20/mem/mem	EXHIBIT G -2-	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

EXHIBIT H

FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

ISSUE DATE:

ISSUING BANK:

SILICON VALLEY BANK

3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210

SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

601 & 651 GATEWAY CENTER LP

C/O BOSTON PROPERTIES LIMITED PARTNERSHIP

FOUR EMBARCADRO CENTER

LOBBY LEVEL, SUITE ONE

SAN FRANCISCO, CA 94111

ATTENTION:  MR. BOB PESTER

APPLICANT:

AKERO THERAPEUTICS, INC.

400 TECHNOLOGY SQUARE

10TH FLOOR

CAMBRIDGE, MA 02139

AMOUNT:                      US$107,953.86 (ONE HUNDRED SEVEN THOUSAND NINE HUNDRED FIFTY THREE AND 86/100 U.S. DOLLARS)

EXPIRATION DATE:            FEBRUARY      , 2021 (ONE YEAR FROM DATE THE LC IS ISSUED)

PLACE OF EXPIRATION:             ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

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ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	3

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBS                IN YOUR FAVOR FOR THE ACCOUNT OF THE APPLICANT EFFECTIVE IMMEDIATELY, FOR THE SUM NOT EXCEEDING ONE HUNDRED SEVEN THOUSAND NINE HUNDRED FIFTY THREE AND 86/100 U.S. DOLLARS ($107,953.86)  WHICH EXPIRES ON                  AT OUR OFFICE AND AVAILABLE BY YOUR DRAFT(S) DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2. BENEFICIARY’S DATED AND SIGNED STATEMENT, STATING ANY ONE OF THE FOLLOWING WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLETED:

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY, EITHER (A) UNDER THE LEASE (DEFINED BELOW), OR (B) AS A RESULT OF THE TERMINATION OF SUCH LEASE, HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USD(INSERT) IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN OFFICE LEASE DATED FEBRUARY       , 2020 BY AND BETWEEN BENEFICIARY AND APPLICANT (OR THE SUCCESSOR-IN-INTEREST TO THE ORIGINAL TENANT OF SUCH OFFICE LEASE), AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE “LEASE”), OR SUCH AMOUNT CONSTITUTES DAMAGES OWING BY THE TENANT TO BENEFICIARY RESULTING FROM THE BREACH OF SUCH LEASE BY THE TENANT THEREUNDER, OR THE TERMINATION OF SUCH LEASE, AND SUCH AMOUNT REMAINS UNPAID AT THE TIME OF THIS DRAWING.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY HAS RECEIVED A WRITTEN NOTICE OF SILICON VALLEY BANK’S ELECTION NOT TO EXTEND ITS STANDBY LETTER OF CREDIT NO. SVBSF(INSERT) AND LESS THAN FORTY-FIVE (45) DAYS REMAIN PRIOR TO THE EXPIRATION OF SUCH LETTER OF CREDIT.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. SVBSF(INSERT)  AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED FEBRUARY     , 2020 BY AND BETWEEN BENEFICIARY AND APPLICANT (OR THE SUCCESSOR-IN-INTEREST TO THE

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ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	4

ORIGINAL TENANT OF SUCH OFFICE LEASE), AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE “LEASE”), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. SVBSF(INSERT)  AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED FEBRUARY       , 2020 BY AND BETWEEN BENEFICIARY AND APPLICANT (OR THE SUCCESSOR-IN-INTEREST TO THE ORIGINAL TENANT OF SUCH OFFICE LEASE), AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, THE “LEASE”), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING.”

OR

“THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. SVBSF(INSERT)  AS THE RESULT OF THE REJECTION, OR DEEMED REJECTION, OF THAT CERTAIN OFFICE LEASE DATED FEBRUARY       , 2020 BY AND BETWEEN BENEFICIARY AND APPLICANT(OR THE SUCCESSOR-IN-INTEREST TO THE ORIGINAL TENANT OF SUCH OFFICE LEASE), AS THE SAME MAY HAVE BEEN AMENDED, UNDER SECTION 365 OF THE U.S. BANKRUPTCY CODE.”

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

NOTWITHSTANDING THE EXPIRATION DATE IDENTIFIED ABOVE IN THIS LETTER OF CREDIT, THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE.  IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND SEPTEMBER 1, 2027.  IN THE EVENT WE SEND SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER BY YOUR PRESENTATION TO US OF YOUR SIGNED AND DATED STATEMENT STATING THAT YOU HAVE RECEIVED A NON-EXTENSION NOTICE FROM SILICON VALLEY BANK IN RESPECT OF LETTER OF CREDIT NO. SVBSF                             , YOU

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ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	5

ARE DRAWING ON SUCH LETTER OF CREDIT FOR US$                            , LESS THAN SIXTY (60) DAYS REMAIN PRIOR TO THE EXPIRATION OF THIS LETTER OF CREDIT AND YOU HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ACCEPTABLE TO YOU.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF  THE REQUIRED DOCUMENTS  ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT:  SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE ISP98 (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS Day THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED.  EACH FACSIMILE TRANSMISSION SHALL BE MADE AT:  (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE.  ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND FOR THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE.  AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINALS OR COPIES OF ALL AMENDMENTS, IF ANY, TO THIS LETTER OF CREDIT MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT “B” DULY EXECUTED.  APPLICANT SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT BUT SUCH PAYMENT BY APPLICANT SHALL NOT BE A CONDITION TO TRANSFER. EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE

[Type here]

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	6

TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

IF DEMAND FOR PAYMENT IS PRESENTED BY 10 A.M. CALIFORNIA TIME AND CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT  SHALL BE MADE BY ISSUING BANK TO YOU OF THE AMOUNT SPECIFIED, IN IMMEDIATELY AVAILABLE FUNDS NO LATER THAN THE NEXT FOLLOWING BUSINESS DAY AFTER THE DATE OF PRESENTMENT.  IF DEMAND FOR PAYMENT IS PRESENTED BY YOU HEREUNDER AFTER THE TIME SPECIFIED ABOVE, AND CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE MADE TO YOU, OF THE AMOUNT OF SPECIFIED, IN IMMEDIATELY AVAILABLE FUNDS NO LATER THAN THE SECOND BUSINESS DAY AFTER THE DATE OF PRESENTMENT.

WE HEREBY AGREE WITH THE BENEFICIARY THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO US ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

IF THE ORIGINAL AND/OR ANY AMENDMENTS THERETO OF THIS STANDBY LETTER OF CREDIT NO. SVBSF          ARE LOST, STOLEN OR DESTROYED, WE WILL ISSUE YOU A "CERTIFIED TRUE COPY" OF THIS STANDBY LETTER OF CREDIT NO. SVBSF            UPON OUR RECEIPT OF YOUR INDEMNITY LETTER.  IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS MUTILATED, WE WILL ISSUE YOU A REPLACEMENT STANDBY LETTER OF CREDIT WITH THE SAME NUMBER, DATE AND TERMS AS THE ORIGINAL UPON OUR RECEIPT OF THE MUTILATED STANDBY LETTER OF CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

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ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	7

SILICON VALLEY BANK,

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

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ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	8

EXHIBIT "A"

SIGHT DRAFT

DATE:		REF. NO.

AT SIGHT OF THIS DRAFT
PAY TO THE ORDER OF US$

USDOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY
LETTER OF CREDIT NUMBER NO. DATED
TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
	SANTA CLARA, CA 95054	(BENEFICIARY'S NAME)

Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

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ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	9

1.	DATE: ISSUANCE DATE OF DRAFT.
2.	REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.
3.	PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).
4.	US$: AMOUNT OF DRAWING IN FIGURES.
5.	USDOLLARS: AMOUNT OF DRAWING IN WORDS.
6.	LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.	DATED: ISSUANCE DATE OF THE STANDBY L/C.
8.	BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AT 408-654-6274 OR 408-654-7716.

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER __________________

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ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	10

EXHIBIT “B”

FORM OF TRANSFER FORM

DATE:

TO:	SILICON VALLEY BANK	RE:	IRREVOCABLE STANDBY LETTER OF CREDIT
	3003 TASMAN DRIVE	NO.	ISSUED BY
	SANTA CLARA, CA 95054		SILICON VALLEY BANK, SANTA CLARA
	ATTN: GLOBAL TRADE FINANCE		L/C AMOUNT:
STANDBY LETTERS OF CREDIT

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

_________________________________________________________________________________________

(NAME OF TRANSFEREE)

_________________________________________________________________________________________

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

SINCERELY,	SIGNATURE AUTHENTICATED

(BENEFICIARY’S NAME)	The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(SIGNATURE OF BENEFICIARY)	(Name of Bank)

(NAME AND TITLE)	(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

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ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY

DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION,

BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

Applicant’s Authorized Signature	DATE	11

OFFICE LEASE

601 GATEWAY BOULEVARD

601 & 651 GATEWAY CENTER LP,

a Delaware limited partnership,

as Landlord,

and

AKERO THERAPEUTICS, INC.,

a Delaware corporation,

as Tenant.

811311.04/WLA 378421-00002/2-14-20/mem/mem	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

EXHIBITS

A            OUTLINE OF PREMISES

B            TENANT WORK LETTER

C            FORM OF NOTICE OF LEASE TERM DATES

D            RULES AND REGULATIONS

E            FORM OF TENANT'S ESTOPPEL CERTIFICATE

811311.04/WLA 378421-00002/2-14-20/mem/mem	(i)	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

F             STANDARDS FOR UTILITIES AND SERVICES

G            ACCEPTABLE FORMS OF INSURANCE CERTIFICATE

H            FORM OF LETTER OF CREDIT

811311.04/WLA 378421-00002/2-14-20/mem/mem	(ii)	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

INDEX

Page(s)

Additional Rent	7
Alterations	21
Bank Prime Loan	55
Base Building	23
Base Rent	6
Base Year	7
Base Year Prop 13 Taxes	14
Brokers	62
Building	4
Building Common Areas	5
Building Common Areas.	5
Building Direct Expenses	8
Building Hours	18
Building Operating Expenses	8
Building Tax Expenses	8
Capital Expenses	14
Common Areas	5
Cost Pools	15
Direct Expenses	8
Estimate	15
Estimate Statement	15
Estimated Excess	15
Excess	15
Expense Year	8
Force Majeure	60
Gateway Center	62
Hazardous Substance	18
Holidays	18
HVAC	18
Landlord	1
Landlord Repair Notice	32
Lease	1
Lease Commencement Date	5
Lease Expiration Date	5
Lease Term	5
Lease Year	5
Lines	64
Mail	57
Notices	57
Operating Expenses	8
Original Improvements	27
Other Improvements	63
Premises	4
Project	4

811311.04/WLA 378421-00002/2-14-20/mem/mem	(iii)	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]

Page(s)

Project Common Areas	5
Proposition 13	12
Reassessment	13
Renovations	63
Rent	7
rentable square feet	5
Statement	15
Subject Space	35
Summary	1
Tax Expenses	12
Tenant	1
Tenant Work Letter	4
Tenant's Share	14
Tenant's Subleasing Costs	37
Transfer	34
Transfer Agreement	38
Transfer Notice	35
Transfer Premium	37
Transferee	35
Transfers	34

811311.04/WLA 378421-00002/2-14-20/mem/mem	(iv)	601 GATEWAY BOULEVARD [Akero Therapeutics, Inc.]